As filed with the Securities and Exchange Commission on November 8, 2019

Securities Act File No. 333-[   ]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     ☒

Pre-Effective Amendment No.         ☐

Post-Effective Amendment No.        ☐

PACIFIC GLOBAL ETF TRUST

(Exact Name of Registrant as Specified in Charter)

840 Newport Center Drive, 7th Floor

Newport Beach, CA 92660

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (949) 219-3391

National Registered Agents, Inc.

160 Greentree Drive, Suite 101

Dover, DE 19904

(Name and Address of Agent for Service)

copy to:

J.G. Lallande, Esq.

Assistant Vice President & Counsel

Pacific Global Asset Management LLC

840 Newport Center Drive, 7th Floor

Newport Beach, CA 92660

Bibb L. Strench, Esq.

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036-1600

Title of securities being registered:  Shares of a series of the Registrant.

Approximate date of proposed public offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

It is proposed that this filing become effective 30 days after filing date pursuant to Rule 488 under the Securities Act of 1933, as amended.

AdvisorShares Pacific Asset Enhanced Floating Rate ETF

(a series of AdvisorShares Trust)

NYSE Arca Ticker:  FLRT

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

877.843.3831

December 10, 2019

Dear Shareholder,

A Special Meeting of Shareholders of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF, a series of AdvisorShares Trust, has been scheduled for December 26, 2019. The Special Meeting has been called to vote on a proposal to reorganize the AdvisorShares Pacific Asset Enhanced Floating Rate ETF (the “Existing Fund”) into the Pacific Global Senior Loan ETF (the “New Fund”), which is a newly created series of Pacific Global ETF Trust designed to be substantially similar to the Existing Fund from an investment perspective (the “Reorganization”).

AdvisorShares Investments, LLC (“ASI”) is the investment adviser and Pacific Life Fund Advisors LLC, d/b/a Pacific Asset Management (“PAM”) is the investment sub-adviser to the Existing Fund.  Pacific Global Advisors LLC is the investment adviser and PAM is the investment sub-adviser to the New Fund. Based on the recommendation of ASI, the Board of Trustees of AdvisorShares approved the Reorganization and recommends that shareholders of the Existing Fund approve the Reorganization. The Reorganization will result in a lower expense ratio for the New Fund when compared to the Existing Fund’s expense ratio. In addition, shareholders should expect continuity in their investment experience because the New Fund’s investment objective will be identical, and its investment strategies will be substantially similar, to those of the Existing Fund.  In addition, the portfolio managers who manage the Existing Fund will manage the New Fund.

At the Special Meeting, shareholders of the Existing Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) between AdvisorShares Trust and Pacific Global ETF Trust relating to the Reorganization.  A Notice of Special Meeting, a Combined Proxy Statement/ Prospectus (the “Proxy Statement”), a proxy card for your vote at the Special Meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed.  Also enclosed is the Statement of Additional Information relating to the Proxy Statement, which provides additional information about the New Fund.

As further explained in the Proxy Statement, if the Plan is approved by shareholders of the Existing Fund and the Reorganization is completed, each shareholder of the Existing Fund will receive shares of the New Fund equal in aggregate value at the time of the Reorganization to the aggregate value of such shareholder’s shares of the Existing Fund.  As a result of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund.

The New Fund is a newly organized fund that will commence operation upon the closing of the Reorganization and the Existing Fund would then be dissolved. The Reorganization generally is not expected to result in the recognition of gain or loss by the Existing Fund or its shareholders for federal income tax purposes. No commissions or other fees will be imposed in connection with the Reorganization. If shareholders of the Existing Fund do not approve the Reorganization, then the Reorganization will not be implemented.

If you have questions regarding the proposal, please do not hesitate to call (877) 843-3831. If you are a shareholder of record of the Existing Fund as of the close of business on November 29, 2019, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we encourage you to cast your vote in advance of the Special Meeting by completing and returning the proxy card or voting by toll-free telephone or internet. Whether or not you are planning to attend the Special Meeting, we need your vote. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of AdvisorShares Trust at the address noted above or in person at the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the internet address listed in the enclosed voting instructions. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

Thank you for taking the time to consider this important proposal.

Sincerely,

/s/ Noah Hamman
Noah Hamman, Trustee and President
AdvisorShares Trust

AdvisorShares Trust

AdvisorShares Pacific Asset Enhanced Floating Rate ETF

NYSE Arca Ticker:  FLRT

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

877.843.3831

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 26, 2019

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF (the “Existing Fund”), a series of AdvisorShares Trust, is to be held at 10 am Eastern time on December 26, 2019, at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814 for the following purpose:

Proposal:                                             To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Existing Fund to the Pacific Global Senior Loan ETF (the “New Fund”), a newly-created series of Pacific Global ETF Trust, in exchange for (a) shares of the New Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Existing Fund, and (b) the New Fund’s assumption of all of the liabilities and obligations of the Existing Fund, followed by (ii) the liquidating distribution by the Existing Fund to its shareholders of the shares of the New Fund in proportion to their holdings of shares of the Existing Fund.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.  Shareholders of record of the the Existing Fund as of the close of business on November 29, 2019, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Special Meeting, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal.  Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy.  The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By Order of the Board of Trustees,

/s/ Dan Ahrens
Dan Ahrens, Secretary
AdvisorShares Trust

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on December 26, 2019 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement/Prospectus are available on the internet at the website included in the proxy ballot sent to shareholders.  On this website, you will be able to access this Notice, the Combined Proxy Statement/Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote through the internet by visiting the website address on your proxy card; by telephone by using the toll-free number on your proxy card; or in person at the time and at the address indicated on your proxy card. Your prompt vote may save the Existing Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

AdvisorShares Trust

AdvisorShares Pacific Asset Enhanced Floating Rate ETF

NYSE Arca Ticker:  FLRT

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

877.843.3831

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

While we encourage you to read the full text of the enclosed Combined Proxy Statement/Prospectus, below is a brief overview of the proposal, which will require your vote.

Q.                                   What are shareholders being asked to vote on at the upcoming Special Meeting on December 26, 2019?

A.                                  The Board of Trustees of AdvisorShares Trust (“AdvisorShares”) has called a Special Meeting at which you will be asked to vote on the reorganization of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF (the “Existing Fund”) into the Pacific Global Senior Loan ETF (the “New Fund”), a newly-formed series of Pacific Global ETF Trust (“Pacific Global”) (the “Reorganization”).

Q.                                   What is the purpose of the Reorganization?

A.                                    The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Existing Fund to the New Fund.

The Existing Fund operates as a separate series of AdvisorShares.  AdvisorShares Investments, LLC (“ASI”) is the investment adviser to the Existing Fund and Pacific Life Fund Advisors LLC d/b/a Pacific Asset Management (“PAM”) provides day-to-day portfolio management services to the Existing Fund as its sub-adviser. PAM also serves as sub-adviser to the New Fund.

The investment objective of the Existing Fund and New Fund are identical, and the principal investment strategies of the Existing Fund and New Fund are substantially similar.  Pacific Global Advisors LLC (“PGA”) is the New Fund’s investment adviser; however, because PAM will be responsible for the day-to-day management of the New Fund’s portfolio, the Reorganization will not change the way your investment assets are managed.

Pacific Global is not affiliated with AdvisorShares and each has a different board of trustees.  Custody, administration, fund accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to AdvisorShares by The Bank of New York Mellon (“BNYM”) (custody, administration, fund accounting, and transfer agency) and Foreside Fund Services, LLC (distribution).  Third Party Service Arrangements are provided to PGA by U.S. Bancorp Fund Services, LLC (administration, fund accounting, and transfer agency), U.S. Bank, NA (custodian) and Foreside Fund Services, LLC (distribution).  There is not expected to be any difference in the quality of service provided to the Existing Fund or the New Fund pursuant to the Third Party Service Arrangements.

In considering the prospects of the Existing Fund, ASI concluded that the Reorganization may benefit shareholders of the Existing Fund as the New Fund’s expense ratio is lower than that of the Existing Fund and there will be consistency in the portfolio management services. After careful consideration, upon the recommendation of ASI, the Board of Trustees of AdvisorShares (the “AdvisorShares Board”) approved the reorganization of the Existing Fund into the New Fund.  If shareholders of the Existing Fund approve the Reorganization, then all of the assets and liabilities of the Existing Fund will be acquired by the New Fund and your shares of the Existing Fund will be converted into shares of the New Fund.

Q.                                   How will this affect my investment?

A.                                    The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Existing Fund will not be diluted.  Your shares of the Existing Fund will be exchanged for shares of the New Fund and the net asset value per share of the new shares of the New Fund will be equal to the net asset value per share of your current shares of the Existing Fund.  The new shares you receive will have the same aggregate value as your current shares immediately prior to the Reorganization so that the aggregate value of your investment will remain exactly the same.  Of course, as an exchange-traded fund, the market price of your shares may be greater or less than your shares’ net asset value per share.

Following the Reorganization, you will be a shareholder of the New Fund, which has the same investment objective, and substantially similar investment strategies, as the Existing Fund.  In addition, PAM will continue to be responsible for the day-to-day management of the investment portfolio after the Reorganization.  The New Fund will be managed in the same way as the Existing Fund.  The primary differences will be (1) the investment adviser to the New Fund, (2) a lower expense ratio for the New Fund, (3) certain of the service providers that provide Third Party Service Arrangements (i.e., administration and other general support services), (4) the New Fund will be a series of Pacific Global instead of AdvisorShares, and (5) the New Fund will be overseen by a different board of trustees than the Existing Fund.

Q.                                   How do the investment objective and principal strategies of the Existing Fund and the New Fund compare?

A.                                  As noted above, the New Fund’s investment objective is identical, and its principal investment strategies are substantially similar, to those of the Existing Fund.  Both Funds seek a high level of current income and generally invest at least 80% of their assets in senior secured floating rate loans.

Q.                                   Will I incur any transaction costs in connection with of the Reorganization?

A.                                  No.  Shareholders will not incur any transaction costs in connection with the Reorganization.

Q.                                   What is the timetable for the Reorganization?

A.                                  If approved by shareholders of record at the Special Meeting, the Reorganization is expected to occur on or about December 27, 2019.

Q.                                   Who will pay for the Reorganization?

A.                                  All of the expenses of the proxy solicitation and shareholder meeting, including legal expenses, printing, packaging and postage, will be paid by PGA or its affiliates.  The Existing Fund and New Fund will not incur any expenses in connection with the Reorganization.

Q.                                   Will the Reorganization create a taxable event for me?

A.                                    No. The Reorganization is intended to have no direct or indirect federal income tax consequences for you.  Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Q.                                   Will the Reorganization result in higher fees for shareholders?

A.                                    No.  The Reorganization will not result in higher total fees for shareholders.  The New Fund’s management fee will be lower than the Existing Fund’s fee. Furthermore, the New Fund’s fee is structured as a unitary fee, meaning that PGA will be responsible for paying all fund expenses other than the management fee and certain excluded expenses. The New Fund’s total operating expenses will be lower than those of the Existing Fund.

Q.                                   Will the Reorganization affect my ability to buy and sell shares?

A.                                    No. You may continue to make additional purchases or sales of Existing Fund shares through your financial intermediary up to and including the day of the Reorganization, which is anticipated to be on or about December 27, 2019. Any purchases or sales of Existing Fund shares made after the Reorganization will be purchases or sales of the New Fund.  As noted above, if the Reorganization is approved, your Existing Fund shares will automatically be converted to New Fund shares.

Q.                                   Will ASI and PAM benefit from the Reorganization?

A.                                    If shareholders approve the Reorganization, PGA, an affiliate of PAM, will replace ASI as investment adviser and PAM will continue to provide portfolio management services as sub-adviser to the investment portfolio.  PGA has agreed to pay a fee to ASI (which is indirectly wholly owned by Noah Hamman, the interested trustee of AdvisorShares) in connection with the Reorganization.

Q.                                   What happens if the Reorganization is not approved?

A.                                    If shareholders of the Existing Fund do not approve the Reorganization, the Reorganization will not take effect and the AdvisorShares Board may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders.

Q.                                   How do I vote my shares?

A.                                    You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card.  You may also vote your shares in person by attending the meeting in person on December 26, 2019, 10 am at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814.

Q.                                   Who should I call with questions about this proxy?

A.                                    If you have any questions about the Reorganization or proxy solicitation, please do not hesitate to call (877) 843-3831 Monday through Friday from 9 am to 10 pm Eastern time.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT!

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense of validating your vote if you fail to sign your proxy card properly.

1.                                      Individual Accounts:   Sign your name exactly as it appears in the registration on the proxy card.

2.                                      Joint Accounts:  Each party must sign the proxy card.  Each party should sign exactly as shown in the registration on the proxy card.

3.                                      All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on December 26, 2019 or any adjournment or postponement thereof.  This Notice and Combined Proxy Statement/Prospectus are available on the internet at the website included in the proxy ballot sent to shareholders.  On this website, you will be able to access this Notice, the Combined Proxy Statement/Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

COMBINED PROXY STATEMENT/PROSPECTUS

December 8, 2019

FOR THE REORGANIZATION OF

AdvisorShares Pacific Asset Enhanced Floating Rate ETF (FLRT)

a series of AdvisorShares Trust

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

IN EXCHANGE FOR SHARES OF

Pacific Global Senior Loan ETF

a series of Pacific Global ETF Trust

840 Newport Center Drive, 7th Floor

Newport Beach, California 92660

This Combined Proxy Statement/Prospectus (the “Proxy Statement”) is being furnished to shareholders of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF (the “Existing Fund”), a series of AdvisorShares Trust (“AdvisorShares”), in connection with an Agreement and Plan of Reorganization (the “Plan”) by and between AdvisorShares, on behalf of the Existing Fund, and Pacific Global ETF Trust (“Pacific Global”), on behalf of the Pacific Global Senior Loan ETF (the “New Fund”), a newly-created series of Pacific Global, for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Existing Fund, at 10 am on December 26, 2019, at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814.  A copy of the Plan is attached as Appendix A. This Proxy Statement will be mailed on or about December 10, 2019 to shareholders of record of the Existing Fund as of November 29, 2019 (the “Record Date”).

At the Special Meeting, shareholders of the Existing Fund will be asked to consider and vote upon the following proposal:

To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Existing Fund to the Pacific Global Senior Loan ETF (the “New Fund”), a newly-created series of Pacific Global ETF Trust (“Pacific Global”), in exchange for (a) shares of the New Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Existing Fund, and (b) the New Fund’s assumption of all of the liabilities and obligations of the Existing Fund, followed by (ii) the liquidating distribution by the Existing Fund to its shareholders of the shares of the New Fund in proportion to their holdings of shares of the Existing Fund.

Shareholders also may be asked to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Plan provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund.  In exchange for the transfer of these assets and liabilities, the New Fund will issue shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund’s shares as of the valuation time as described below (the “Reorganization”).  These transfers are expected to occur on or about December 27, 2019 (the “Closing Date”).

Immediately after the transfer of the Existing Fund’s assets and liabilities, the Existing Fund will make a liquidating distribution to its shareholders of the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive the same number of shares of the New Fund with the same aggregate net asset value as the shareholder had in the Existing Fund immediately before the Reorganization.  At the Closing Date of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund.  If shareholders of the Existing Fund do not vote to approve the Reorganization, the Board of Trustees of AdvisorShares (the “AdvisorShares Board”) will consider other possible courses of action in the best interests of the Existing Fund and its shareholders.

Each of AdvisorShares and Pacific Global is a Delaware statutory trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  AdvisorShares Investments, LLC (“ASI”) is the investment adviser and Pacific Life Fund Advisors LLC d/b/a Pacific Asset Management (“PAM”) is the sub-adviser to the Existing Fund.  Pacific Global Advisors LLC (“PGA”) is the investment adviser and PAM is the investment sub-adviser to the New Fund. The Bank of New York Mellon serves as administrator, custodian and transfer agent to the Existing Fund. U.S. Bancorp Fund Services, LLC serves as administrator and transfer agent to the New Fund, and U.S. Bank, N.A. serves as custodian.  Foreside Fund Services, LLC is the distributor of the Existing Fund and the New Fund.

As explained in greater detail below, the approval of this proposal will, in effect, approve actions taken by the Board of Trustees of Pacific Global (the “Pacific Board”), on behalf of the New Fund to approve an investment advisory agreement with PGA and an investment sub-advisory agreement with PAM.  The initial sole shareholder of the New Fund will provide initial shareholder approval of the agreements.

The following documents of the Existing Fund have been filed with the the Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•                                          Summary Prospectus, Prospectus, and Statement of Additional Information dated November 1, 2019;

•                                          Annual Report to Shareholders dated June 30, 2019; and

•                                          Semi-Annual Report to Shareholders dated December 31, 2018.

The Existing Fund’s Summary Prospectus dated November 1, 2019, Annual Report to Shareholders for the fiscal year ended June 30, 2019 (containing audited financial statements), and the Semi-Annual Report to Shareholders for the six month period ended December 31, 2018, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge at www.advisorshares.com, by writing to AdvisorShares, or by calling (877) 843-3831.

Because the New Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the New Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated December 8, 2019 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is enclosed with this Proxy Statement.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Existing or New Fund.  This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

TABLE OF CONTENTS

SUMMARY	1
The Reorganization	1
The Funds	1
Fees and Expenses	2
Portfolio Turnover	3
Investment Objectives, Strategies, and Risks	3
Investment Policies	11
Distribution and Purchase Procedures and Exchange Rights	11

ADDITIONAL INFORMATION ABOUT THE NEW FUND AND EXISTING FUND	12
Investment Objective	12
Principal Investment Strategies and Implementation of Investment Objective	12
Investment Limitations	15
Principal Investment Risks	17
The Funds’ Performance	30
Management of the Funds	31
Other Service Providers	34
Payments to Broker-Dealers and Other Financial Intermediaries	34
Shareholder Information	34
Premium/Discount Information	46
Continuous Offering	46
Additional Information about the Existing and New Funds	46

INFORMATION RELATING TO THE REORGANIZATION	48
Description of the Reorganization	48
Costs of Reorganization	49
Federal Income Tax Consequences	49
Capitalization	49
Reasons for the Reorganization	50
General Shareholder Rights	50

VOTING MATTERS	53
General Information	53
Voting Rights and Required Vote	53
Record Date and Outstanding Shares	55
Share Ownership	55

SHAREHOLDER INQUIRIES	55

APPENDIX A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION

APPENDIX B — FINANCIAL HIGHLIGHTS

SUMMARY

This section is designed to allow you to compare the current fees, investment objective, policies and restrictions, and other features of the Existing Fund with those of the New Fund by summarizing certain information contained elsewhere in this Proxy Statement or incorporated by reference into this Proxy Statement.  Shareholders should read this entire Proxy Statement carefully.

The Reorganization

Background.  Pursuant to the Plan, the Existing Fund will transfer all of its assets and liabilities to the New Fund in exchange solely for shares of the New Fund.

The Existing Fund will then distribute the New Fund shares that it receives to its shareholders in complete liquidation.  The result of the Reorganization is that shareholders of the Existing Fund will become shareholders of the New Fund.  No charges will be imposed in connection with the Reorganization.  If shareholders of the Existing Fund do not vote to approve the Reorganization, the AdvisorShares Board may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders.

The AdvisorShares Board, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interests of the Existing Fund and its shareholders, and that the interests of existing shareholders in the Existing Fund will not be diluted as a result of the Reorganization.  The AdvisorShares Board recommends that you vote FOR approval of the Reorganization.

Tax Consequences.  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization.  If the Reorganization so qualifies, shareholders of the Existing Fund will not recognize a gain or loss in the respective transactions.  Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences. In order to align the Existing Fund’s portfolio to conform with the investment strategies of the New Fund, the Existing Fund’s sub-adviser may sell portfolio investments prior to the Reorganization.

Special Considerations and Risk Factors.  The investment objective of the Existing Fund and the New Fund are identical and their principal investment strategies are substantially similar.  For a comparison of each Fund’s investment objective, principal investment strategies and risks, see “Investment Objectives, Strategies, and Risks” below.  For a more complete discussion of the risks associated with the respective Funds, see “Principal Investment Risks” below.

The Funds

Business of the Funds.  Pacific Global is registered under the 1940 Act as an open-end series management investment company. The Trust was organized as a Delaware statutory trust on June 26, 2018.  Pacific Global offers shares in different series of investment portfolios.  The New Fund is a series of Pacific Global.  AdvisorShares is an open-end management investment company, that was organized as a Delaware statutory trust on July 30, 2007 and offers shares in different series of investment portfolios.  The Existing Fund is a series of AdvisorShares.  If the Reorganization is approved, shareholders of the Existing Fund will receive shares of the New Fund.

1

Fees and Expenses

If the Reorganization is approved by shareholders, you, as a shareholder, will pay the fees assessed by the New Fund after the Reorganization takes place.  The following tables compare the current fees and expenses of the Existing Fund with those of the New Fund.  The Existing Fund’s expenses are based upon the most recent audited financial statements as of June 30, 2019.  Because the New Fund has not yet commenced operations as of the date of this Proxy Statement, the New Fund’s expenses are based upon estimated expenses for its first fiscal year.

Comparison of Shareholder Fees

The Existing Fund does not impose shareholder fees (fees paid directly from your investment) and the New Fund will not impose shareholder fees.

Comparison of Annual Operating Expenses

(as a percentage of average net assets)

	Existing Fund - AdvisorShares Pacific Asset Enhanced Floating Rate ETF	New Fund – Pacific Global Senior Loan ETF (pro forma)
Management Fees	0.95%	0.68%
Distribution and Service (12b-1) Fees(1)	0.00%	0.00%
Other Expenses	0.68%	0.00%(4)
Acquired Fund Fees and Expenses(2)	0.03%	0.00%(4)
Total Annual Operating Expenses	1.66%	0.68%
Fee Waiver/Expense Reimbursement(3)	-0.53%	0.00%
Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement	1.13%	0.68%

(1)         Each Fund has approved a 12b-1 plan that permits fees of up to 0.25% per year. However, each plan is dormant.

(2)         Total Annual Operating Expenses and Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which represent the Fund’s pro rata share of the fees and expenses of the exchange-traded funds in which it invests.

(3)         ASI, the adviser for the Existing Fund has contractually agreed to waive its fees and/or reimburse expenses to keep net expenses (excluding amounts payable pursuant to a Rule 12b-1 plan, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 1.10% of the Existing Fund’s average daily net assets until at least  November 1, 2020. The expense limitation agreement may be terminated without payment of any penalty (i) by AdvisorShares for any reason and at any time and (ii) by the ASI, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period. If it becomes unnecessary for ASI to waive fees or reimburse expenses, the AdvisorShares Board of Trustees may permit ASI to retain the difference between the Existing Fund’s total annual operating expenses and the expense limitation currently in effect, or, if lower, the expense limitation that was in effect at the time of the waiver and/or reimbursement, to recapture all or a portion of its prior fee waivers or expense reimbursements made during the immediately preceding three-year period.  The New Fund will not operate under an expense limitation agreement as it has implemented a unitary fee arrangement.

(4)         “Other Expenses” and “Acquired Fund Fees and Expenses” for the New Fund are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets.

Examples

These Examples are intended to help you compare the cost of investing in the Existing Fund with the cost of investing in the New Fund on a pro forma basis, assuming the Reorganization is approved.  The Examples assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same.  The Examples do not include the brokerage commissions that you may pay on your purchases and

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sales of Fund shares.  Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses:

Fund	1 Year	3 Years	5 Years	10 Years
Existing Fund	$115	$472	$852	$1,921
New Fund (pro forma)	$69	$218	$379	$847

The Examples above should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. For the fiscal year ended June 30, 2019, the Existing Fund’s portfolio turnover rate was 70% of the average value of its portfolio.  Because the New Fund has not commenced operations, no portfolio turnover data is available.

Investment Objectives, Strategies, and Risks

This section will help you compare the investment objectives, principal investment strategies and principal investment risks of the Existing Fund with those of the New Fund.

Investment Objective: Both the Existing Fund and New Fund seek to provide a high level of current income.

Principal Investment Strategies:  The New Fund and Existing Fund have substantially similar investment strategies.

The primary differences in principal investment strategies between the Existing Fund and the New Fund are:

•                  Unlike the Existing Fund, the New Fund does not intend to use leverage to enhance potential returns as a principal investment strategy; and

•                  Unlike the Existing Fund, the New Fund does not intend to use derivative instruments such as swaps as a means of gaining exposure to floating rate loans or other floating rate debt securities.

A fuller description of each Fund’s investment strategies appears below.

New Fund. The New Fund is an actively managed exchange-traded fund (“ETF”).  The sub-adviser to the Fund, PAM, seeks to achieve the Fund’s investment objective by selecting a focused portfolio comprised primarily of income-producing senior floating rate loans.

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Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior floating rate loans. The Fund is expected to invest primarily in loans and other securities that are rated below investment grade (i.e., high yield securities, sometimes called “junk bonds” or non-investment grade securities) or, if unrated, of comparable quality as determined by the Sub-Adviser.

Floating rate loans are debt instruments with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates. The Fund invests in U.S. dollar denominated senior floating rate loans of domestic and  foreign issuers. Senior floating rate loans are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions, which may from time to time prepay their loan obligations in response, for example, to changes in interest rates. Generally, secured floating rate loans are secured by specific assets of the borrower. In pursuing its investment objective, the Fund seeks to outperform the S&P/LSTA Leveraged Loan 100 Index (the “Benchmark Index”).

The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities including corporate bonds and secured or unsecured second lien floating rate loans. Second lien loans generally are second in line behind senior loans in terms of prepayment priority with respect to pledged collateral and therefore have a lower credit quality as compared to senior loans but may produce a higher yield to compensate for the additional risk.

On a day-to-day basis, the Fund may hold money market instruments, cash, other cash equivalents.

The Existing Fund.  The Fund is an actively managed ETF. The sub-adviser, PAM, seeks to achieve the Fund’s investment objective by selecting a focused portfolio comprised primarily of income producing floating rate loans and floating rate debt securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans and other floating rate debt securities and in derivatives or other instruments that have economic characteristics similar to such securities (such as swap agreements, including, but not limited to, total return swaps, credit default swaps, and interest rate swaps). The Fund is expected to invest primarily in loans and other securities that are rated below investment grade (i.e., high yield securities, sometimes called “junk bonds” or non-investment grade securities) or, if unrated, of comparable quality as determined by PAM.

Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates. Floating rate loans and floating rate debt securities in which the Fund invests consist of senior secured floating rate loans and floating rate debt securities of domestic and U.S. dollar denominated foreign issuers. Senior floating rate loans and some floating rate debt securities are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Generally, secured floating rate loans are secured by specific assets of the borrower.

The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities including senior unsecured floating rate loans and secured and unsecured second lien floating rate

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loans. Second lien loans generally are second in line behind senior loans in terms of prepayment priority with respect to pledged collateral.

PAM determines the target risk and investable universe, then constructs what it believes to be the most effective mix of investments in accordance with the overall portfolio guidelines. To seek an increase in yield, the Fund expects to employ leverage to enhance potential return. The timing and terms of leverage will be determined by PAM’s ETF Investment Committee. The Fund may use leverage by borrowing money, normally on a floating rate basis, or through swap agreements. An investment is generally sold when it no longer offers relative value or an adverse change in corporate or sector fundamentals has occurred.

On a day-to-day basis, the Fund may hold money market instruments, cash, other cash equivalents, and ETPs that invest in these and other highly liquid instruments.

Principal Investment Risks:  Both the Existing Fund and New Fund have substantially similar principal investment risks.

The primary differences in principal investment risks between the Existing Fund and the New Fund are:

•                  Unlike the Existing Fund, the New Fund is not subject to leverage risk as a principal risk; and

•                  Unlike the Existing Fund, the New Fund is not subject to the risks of derivative instruments as a principal risk..

A fuller description of each Fund’s investment risks appears below.

The New Fund. There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. While senior loans are less risky than junior loans, they still have significant risk.  Investments in senior loans, similar to junk bonds, typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates,

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although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument in which the Fund invests becomes unwilling or unable to make timely principal and/or interest payments or to otherwise meet its obligations. Credit risk is heightened to the extent the Fund invests in non-investment grade securities.

Floating Rate Loan Risk. Floating rate loans (or bank loans) are usually rated below investment grade. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. In addition, a significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive covenants on the borrower or may contain other borrower-friendly characteristics. Investments in floating rate loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. Floating rate loans generally are subject to extended settlement periods in excess of seven days, which may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans.

Foreign Investment Risk. Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

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High Yield Securities Risk. The Fund’s investments in high yield, high risk or non-investment grade securities (or “junk bonds”) are subject to a greater risk of loss of income and principal than higher grade debt securities. The Fund’s investment in high yield securities also subjects the Fund to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Income Risk. The income from the Fund’s investments may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the Fund’s portfolio current earnings rate.

Interest Rate Risk. Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. Floating or adjustable rate securities (such as most loans) typically have less exposure to interest rate fluctuations than other fixed income securities and their exposure will generally be limited to the period of time until the interest rate on the security is reset.

Issuer Risk. Fund performance depends on the performance of individual securities that the Fund holds. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. In July 2017, the United Kingdom’s Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Liquidity Risk. Liquidity risk exists when particular Fund investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices. Floating rate loans generally are subject to extended settlement periods in excess of seven days, which may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans.

Loan Participation Risk. The Fund may not have a readily available market for loan participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.

Market Risk. Overall market risks may affect the value of the Fund. Factors such as U.S. economic growth and market conditions, interest rate levels and political events affect the securities markets.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an

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active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Prepayment Risk. The Fund invests in floating rate securities, and may invest in mortgage related securities, each of which, like other debt securities, may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

The Existing Fund. The Fund is subject to a number of risks, as described below, that may affect the value of its shares, including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Counterparty Risk. The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument in which the Fund invests becomes unwilling or unable to make timely principal and/or interest payments or to otherwise meet its obligations. Credit risk is heightened to the extent the Fund invests in high yield securities.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not invested in derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) and to credit risk. The Fund may enter into swap agreements, including credit default and interest rate swaps, for purposes of attempting to gain exposure to a particular asset without actually purchasing that asset or to hedge a position. Credit default swaps may increase or decrease the Fund’s exposure to credit risk and could result in losses if the creditworthiness of the entity on which the credit default swap is based is not correctly evaluated. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations.

ETF Market Risk. In stressed market conditions, the market for ETF shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn can lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Exchange-Traded Product Risk. The Fund may invest in certain ETPs. Through its positions in ETPs, the Fund will be subject to the risks associated with such ETP’s investments, or reference

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assets/benchmark components in the case of exchange-traded notes (“ETNs”), including the possibility that the value of the securities or instruments held by or linked to an ETP could decrease. An ETP’s lack of liquidity can result in its value being more volatile than the underlying portfolio investment or reference asset/benchmark component. In addition, certain ETPs may hold common portfolio positions, thereby reducing any diversification benefits.

Floating Rate Loan Risk. Floating rate loans (or bank loans) are usually rated below investment grade. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Investments in floating rate loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. Floating rate loans generally are subject to extended settlement periods in excess of seven days, which may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans.

Foreign Investment Risk. The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.

High Yield Securities Risk. The Fund’s investments in high yield securities or “junk bonds” are subject to a greater risk of loss of income and principal than higher grade debt securities. The Fund’s investment in high yield securities also subjects the Fund to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Illiquid Investments Risk. This risk exists when particular Fund investments are difficult to purchase or sell, which can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Income Risk. The income from the Fund’s investments may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the Fund’s portfolio current earnings rate.

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Interest Rate Risk. Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. Floating or adjustable rate securities (such as most loans) typically have less exposure to interest rate fluctuations than other fixed income securities and their exposure will generally be limited to the period of time until the interest rate on the security is reset.

Leverage Risk. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage may magnify the Fund’s gains and losses and, therefore, increase volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

Loan Participation Risk. The Fund may not have a readily available market for loan participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.

Management Risk. PAM continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. PAM’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. Price fluctuations may be temporary or may last for extended periods. This volatility may cause the value of your investment in the Fund to decrease. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Prepayment Risk. The Fund invests in floating rate securities, and may invest in mortgage related securities, each of which, like other debt securities, may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Trading Risk. Shares of the Fund may trade above or below their NAV. The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility and, in such instances, you may pay significantly more or receive significantly less than the underlying value of the Fund’s shares. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the NYSE Arca (the “Exchange”), make trading in shares inadvisable.

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Investment Policies

The fundamental and non-fundamental investment policies of the New Fund and Existing Fund are substantially identical. Please see “Information About the New and Existing Fund – Investment Policies” below for information regarding the policies.

Distribution and Purchase Procedures and Exchange Rights

Each Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants (“Authorized Participants”) which have entered into contractual arrangements with Foreside Fund Services, LLC, the Funds’ distributor (“Distributor”). A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in a Fund’s portfolio and/or cash.

Individual Shares of a Fund may only be purchased and sold on a national securities exchange through brokers. Shares of each Fund are listed on NYSE Arca, Inc. and because Shares will trade at market prices rather than NAV, Shares of each Fund may trade at a price greater than or less than NAV.

The policies of the New and Existing Fund regarding the purchase, redemption, exchange, transfer and valuation of shares are identical. Please see “Information About the New Fund and Existing Fund” below for information regarding the distribution, purchase, sale, redemption and valuation of shares.

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ADDITIONAL INFORMATION ABOUT THE NEW FUND AND EXISTING FUND

Investment Objective

Both the Existing Fund and New Fund seek to provide a high level of current income.

Principal Investment Strategies and Implementation of Investment Objective

The New Fund and Existing Fund have substantially similar investment strategies. The table below compares the investment objective and principal investment strategies of the Funds:

Existing Fund	New Fund

Investment Objective	Investment Objective

The Fund seeks to provide a high level of current income.	The Fund seeks to provide a high level of current income.

Principal Investment Strategies	Principal Investment Strategies
General	General

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy in seeking to meet its investment objective.

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy in seeking to meet its investment objective.

Sub-Adviser	Sub-Adviser

The sub-adviser, PAM, subject to the oversight of the adviser, ASI, and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

The sub-adviser, PAM, subject to the oversight of the adviser, PGA, and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

Implementation of Investment Objective	Implementation of Investment Objective

PAM seeks to achieve the Fund’s investment objective by selecting a focused portfolio comprised primarily of income producing floating rate loans and floating rate debt securities (commonly referred to as bank loans, leveraged loans or floating rate loans), which consist of senior secured floating rate loans and other floating rate debt securities of domestic and U.S. dollar denominated foreign issuers.

PAM seeks to achieve the Fund’s investment objective by selecting a focused portfolio comprised primarily of income-producing senior floating rate loans. The Fund invests in senior floating rate loans of domestic and U.S. dollar denominated foreign issuers. Senior floating rate loans are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Generally, secured floating rate loans are secured by specific assets of the borrower.

80% Policy	80% Policy
Under normal circumstances, the Fund will	Under normal circumstances, the Fund will

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Existing Fund	New Fund

generally invest at least 80% of its assets (plus any borrowings for investment purposes) in floating rate loans and floating rate debt securities or in debt securities, derivatives or other instruments that have economic characteristics similar to such securities. The Fund is expected to invest primarily in loans and other securities that are rated below investment grade (i.e., high yield securities, sometimes called “junk bonds” or non-investment grade securities) or, if unrated, of comparable quality as determined by PAM. Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.

invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior floating rate loans The Fund is expected to invest primarily in loans and other securities that are rated below investment grade (i.e., high yield securities, sometimes called “junk bonds” or non-investment grade securities) or, if unrated, of comparable quality as determined by PAM. Floating rate loans are debt instruments with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.

20% Policy	20% Policy

The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities including senior unsecured floating rate loans and secured and unsecured second lien floating rate loans. Second lien loans generally are second in line behind senior loans in terms of prepayment priority with respect to pledged collateral

The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities including corporate bonds and secured or unsecured second lien floating rate loans. Second lien loans generally are second in line behind senior loans in terms of prepayment priority with respect to pledged collateral.

Index	Index
In pursuing its investment objective, the Fund seeks to outperform the Credit Suisse Institutional Leveraged Loan Index.	In pursuing its investment objective, the Fund seeks to outperform the S&P/LSTA Leveraged Loan 100 Index.
Investment Philosophy	Investment Philosophy

PAM believes a disciplined portfolio decision-making process that focuses on credit fundamentals for individual security selection will lead to outstanding long-term performance versus the Fund’s peers and benchmark. PAM believes that the focus should be on the fundamentals of the businesses in which the Fund invests.

PAM believes a disciplined portfolio decision-making process that focuses on credit fundamentals for individual security selection will lead to outstanding long-term performance versus the Fund’s peers and benchmark. PAM believes that the focus should be on the fundamentals of the businesses in which the Fund invests.

Selection Process	Selection Process
PAM’s selection process starts with a top-down market analysis and is complemented by bottom-up security selection:	PAM’s selection process starts with a top-down market analysis and is complemented by bottom-up security selection.

1. Determine Investable Universe of Liquid Loans - PAM begins with a top-down analysis, which provides a framework for the strategy’s	1. Determine Investable Universe of Liquid Loans – PAM begins with a top-down analysis, which provides a framework for the strategy’s

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Existing Fund	New Fund

investable universe. The strategy aims to provide exposure to the most liquid segment of the bank loan marketplace. In general, the investable universe will be comprised of the largest loans in the Index. The factors considered by PAM when determining liquidity specifically for loans may include the frequency of trading or quotes, the number of dealers in the market willing to purchase or sell the loan, trading volume, the nature of the security, and the market for the security including prospects for future demand for the loan.

2. Top-Down Assessment for Portfolio Leverage - Once PAM has determined the investable universe, both the macro-economic environment and technical factors that could materially impact the credit markets are assessed. PAM assesses the economic and market climates. PAM then determines an overall target of portfolio risk and leverage to employ for the near term.

3. Portfolio Construction - Once PAM has determined the target risk and investable universe, PAM constructs what is believed to be the most effective mix of investments in accordance with the overall portfolio guidelines. As a result, investments with the most favorable risk/reward analyses will tend to have a greater representation or leverage in the Fund’s portfolio. Due to the nature of ETF structure and liquidity requirements, the portfolio will place a higher value on liquidity relative to products without such a requirement. The portfolio will be diversified by industry and issuer, with no individual issuer representing more than 5% of the portfolio. The typical duration positioning will be between 0.25 years to 0.75 years or as determined by PAM.

4. Monitor - Once an investment is made, monitoring takes place each business day. Portfolio values are monitored through daily third-party pricing. Credit updates are captured through PAM’s research system. This system serves as a centralized credit hub for PAM’s research team. The system aggregates investable universe. The strategy aims to provide exposure to the most liquid segment of the bank loan marketplace. In general, the investable universe will be comprised of the largest loans in the Index. The factors considered by PAM when determining liquidity specifically for loans may include the frequency of trading or quotes, the number of dealers in the market willing to purchase or sell the loan, trading volume, the nature of the security, and the market for the security including prospects for future demand for the loan.

2. Portfolio Construction – Once PAM has determined the target risk and investable universe, PAM constructs what is believed to be the most effective mix of investments in accordance with the overall portfolio guidelines. As a result, investments with the most favorable risk/reward analyses will tend to have a greater representation in the Fund’s portfolio. Due to the nature of ETF structure and liquidity requirements, the portfolio will place a higher value on liquidity relative to products without such a requirement. The portfolio will be diversified by industry and issuer, with no individual issuer representing more than 5% of the portfolio. The typical duration positioning will be between 0.25 years to 0.75 years or as determined by PAM.

3. Monitor – Once an investment is made, monitoring takes place each business day. Portfolio values are monitored through daily third-party pricing. Credit updates are captured through PAM’s research system. This system serves as a centralized credit hub for PAM’s research team. The system aggregates information such as portfolio holdings, outlooks, analyst comments, and investment theses for the portfolio management, operations, and credit teams. Investments are sold based upon relative value opportunities or changes in corporate fundamentals.

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Existing Fund	New Fund

information such as portfolio holdings, outlooks, analyst comments, and investment theses for the portfolio management, operations, and credit teams. Investments are sold based upon relative value opportunities or changes in corporate fundamentals.

Investment Limitations

This section will help you compare the fundamental and non-fundamental investment policies and restrictions of the Existing Fund and the New Fund.

Fundamental Investment Limitations

The investment limitations listed below are fundamental policies of each Fund and cannot be changed with respect to a Fund without the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Existing Fund	New Fund
The Fund may not:	The Fund may not:

1. Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 331/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements.

1. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time.

2. Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest

2. Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

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rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

3. Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. (The limitation against industry concentration does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to shares of investment companies; however, a Fund will not invest 25% or more of its total assets in any investment company that so concentrates.)(1)

3. Purchase any security if, as a result of that purchase, more than 25% of the Fund’s net assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

4. Make loans, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.(2)

4. Make loans, except that the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies.

5. Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

5. Purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Issue senior securities, except to the extent permitted by the 1940 Act, the rules and	6. Issue senior securities, except as permitted under the 1940 Act, and as interpreted or

(1)  For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.

(2)  Without limiting the foregoing, the Fund may: (a) acquire publicly distributed or privately placed debt securities or other debt instruments (including participations and assignments of loans) in which it is authorized to invest in accordance with its investment objectives and policies; (b) engage in direct loan activity as originator or part of a loan syndicate; (c) enter into repurchase agreements; and (d) lend its portfolio securities to the extent permitted under applicable law.

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regulations thereunder and any applicable exemptive relief.	modified by regulation from time to time.

7. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies.

7. Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies.

Non-Fundamental Investment Limitations

In addition to the investment objective of each Fund, the investment limitations listed below are non-fundamental policies of each Fund and may be changed with respect to any Fund by the its Board of Trustees.

Existing Fund	New Fund
The Fund may not:
1. Purchase or hold illiquid securities if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.	1. Purchase or hold illiquid securities if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

2.          Change its investment strategy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans and other floating rate debt securities and in derivatives or other instruments that have economic characteristics similar to such securities without providing 60 days’ prior notice to shareholders.

2.       The Fund’s policy to, under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) (“Assets”) in senior floating rate loans is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with at least sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Assets in the particular type of investment suggested by its name.

Principal Investment Risks

Both the Existing Fund and New Fund have substantially similar principal investment risks.

The New Fund. Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective

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or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Adviser and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Credit Risk. Credit risk is the risk that the Fund could lose money if an issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The Fund is also subject to the risk that its investment in a debt instrument could decline because of concerns about the issuer’s credit quality or perceived financial condition. Fixed income securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

Floating Rate Loan Risk.  Floating rate loans (or bank loans) are usually rated below investment grade. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. In addition, a significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive covenants on the borrower or may contain other borrower-friendly characteristics. The Fund’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Floating rate loans are also subject to prepayment risk. Borrowers may pay off their loans sooner than expected particularly when interest rates are falling. The Fund investing in such securities will be forced to reinvest this money at lower yields, which can reduce the Fund’s returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Pre-payment and call risk typically occur when interest rates are declining. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. This is sometimes referred to as extension risk.

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Floating rate loans generally are subject to restrictions on transfer, and the Fund may be unable to sell its bank loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than their fair market value. The Fund may find it difficult to establish a fair value for loans it holds. Further, the trading market for floating rate loans could be impacted by regulatory action or reforms around the manner in which floating interest rates are determined. If a published rate is unavailable, the rate of interest on a floating rate loan could effectively become fixed, which would in turn adversely affect the value of the floating rate loan. In addition, floating rate loans generally are subject to extended settlement periods in excess of seven days, which may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans. A loan may not be fully collateralized and can decline significantly in value. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws.

If the Fund acquires a participation in a loan, the Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. A loan may also be in the form of a bridge loan, which are designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Foreign Investment Risk. Investments in securities of foreign issuers and securities of companies with significant foreign exposure, including securities denominated in foreign currencies, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. Political, social, and economic instability, the impact of economic sanctions, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in a country’s economy. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High Yield Securities Risk. Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as high yield securities and are commonly referred to as “junk bonds.” Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield issuers is more complex than for higher-rated securities, making it more difficult for the Sub-Advisor to accurately predict risk. There is a greater risk with high yield fixed

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income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that Fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these securities are generally considered to be speculative.

Income Risk. The market value of fixed income investments changes in response to interest rate changes and other factors. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, a fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities in lower-yielding securities. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity.

Interest Rate Risk. The values of fixed rate debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates. Leverage Risk. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and, therefore, increase its volatility. There is no guarantee that the Fund will use leverage, or when it does, that the Fund’s leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a high return on an investment. The Sub-Advisor will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent of the financial exposure to the Fund. This requirement limits the amount of leverage the Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements. Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Sub-Advisor to dispose of such securities at a fair price at the time the Sub-Advisor believes it is desirable to do so. In addition, the Fund’s investments in ETNs and certain other ETPs may be subject to restrictions on the amount and timing of any

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redemptions. The Fund’s investments in such securities may restrict the Fund’s ability to take advantage of other market opportunities and adversely affect the value of the Fund’s portfolio holdings. The Fund’s investments in certain ETPs also may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Issuer Risk. Changes in the financial condition or credit rating of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The values of securities of smaller, less well-known issuers can be more volatile than those of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is a significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may change over time or experience significant volatility, make it more difficult for the Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Sub-Advisor to dispose of such securities at a fair price at the time the Sub-Advisor believes it is desirable to do so.

Market Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting the securities markets generally or a specific issuer or market. The Fund is subject to the risk that the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of actual or perceived factors affecting an issuer (e.g., an unfavorable earnings report), the industry or sector in which it operates, or the market as a whole, which may reduce the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or long periods. The market values of the securities the Fund holds can be affected by changes or perceived changes in U.S. or foreign

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economies and financial markets, and the liquidity of these securities, among other factors. Although equity securities generally tend to have greater price volatility than debt securities, under certain market conditions, debt securities may have comparable or greater price volatility. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Market Trading Risk. The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Fund cannot predict whether Shares will trade below, at or above their NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to Shares trading at a premium or discount to the Fund’s NAV, which may be heightened during periods of market stress.

Absence of Prior Active Market. While the Fund’s Shares are listed on an Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. The Distributor does not maintain a secondary market in Shares.

Trading Issues. Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Prepayment Risk. The Fund invests in floating rate loans and may invest in mortgage related securities, each of which, like other debt securities, may be paid off early if the issuer of a security can repay principal prior to the maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. If interest rates are rising, the duration of fixed rate mortgage-related securities may be extended, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt

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securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the SEC or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods, any of which may impair the Fund’s ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods for certain loans may result in cash not being immediately available to the Fund upon sale of the loan. As a result, the Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations.

Other Risks: The following section provides information regarding certain other risks of investing in the Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund’s prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay

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for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the Fund, the Adviser, the Fund’s other service providers (including, but not limited to, the Fund Accountant, Custodian, Transfer Agent, Administrator, Distributor and index providers), market makers, Authorized Participants, financial intermediaries and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser and the Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the Fund’s ability to calculate its net asset value or impede trading. Such a failure could also harm the reputation of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance

Exclusion from the Definition of a Commodity Pool Operator Risk. With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective(s), to limit its investments in these types of instruments. The Fund is not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this Prospectus.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seek to reduce these operational risks through controls and procedures.

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However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

The Existing Fund. The Fund is subject to a number of risks that may affect the value of its shares. This section provides additional information about the Fund’s principal risks. The degree to which a risk applies to the Fund varies according to its investment allocation. Each investor should review the complete description of the principal risks before investing in the Fund. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Counterparty Risk. The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The use of swap agreements and similar instruments exposes the Fund to risks that are different than those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund’s investment.

Credit Risk. Credit risk is the risk that the Fund could lose money if an issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The Fund is also subject to the risk that its investment in a debt instrument could decline because of concerns about the issuer’s credit quality or perceived financial condition. Fixed income securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

Derivatives Risk. The Fund may invest in derivatives to gain market exposure, enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. The Fund’s use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

ETF Market Risk. In stressed market conditions, the market for ETF shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn can lead to a difference between the market price of the ETF’s shares and the underlying value of those shares. With respect to the Fund, this difference can be reflected as a spread between the bid and ask process quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

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Exchange-Traded Product Risk. The Fund may invest in certain ETPs. Through its positions in ETPs, the Fund generally will be subject to the risks associated with such vehicle’s investments, or reference assets/benchmark components in the case of ETNs, including the possibility that the value of the securities or instruments held by or linked to an ETP could decrease. Certain of the ETPs may hold common portfolio positions, thereby reducing any diversification benefits. The ETPs in which the Fund invests are pooled investment vehicles that are not registered pursuant to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act including the investor protections afforded by the 1940 Act. Under normal market conditions, the Fund will purchase shares of or interest in ETPs in the secondary market. When the Fund invests in an ETP (except an ETN), in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the ETP’s expenses (including operating costs and management fees). Because ETNs are debt securities and not pools of securities, the Fund pays a specific investor fee for its investments in ETNs. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an ETP.

Floating Rate Loan Risk. Floating rate loans (or bank loans) are usually rated below investment grade. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The Fund’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Floating rate loans are also subject to prepayment risk. Borrowers may pay off their loans sooner than expected particularly when interest rates are falling. The Fund investing in such securities will be forced to reinvest this money at lower yields, which can reduce the Fund’s returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Pre-payment and call risk typically occur when interest rates are declining. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. This is sometimes referred to as extension risk.

Floating rate loans generally are subject to restrictions on transfer, and the Fund may be unable to sell its bank loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than their fair market value. The Fund may find it difficult to establish a fair value for loans it holds. Further, the trading market for floating rate loans could be impacted by regulatory action or reforms around the manner in which floating interest rates are determined. If a published rate is unavailable, the rate of interest on a floating rate loan could effectively become fixed, which would in turn adversely affect the value of the floating rate loan. In addition, floating rate

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loans generally are subject to extended settlement periods in excess of seven days, which may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans. The Fund has established a line of credit facility to assist with cash flow management and liquidity.

A loan may not be fully collateralized and can decline significantly in value. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws.

If the Fund acquires a participation in a loan, the Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. A loan may also be in the form of a bridge loan, which are designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Foreign Investment Risk. The Fund may have significant exposure to securities or obligations of foreign companies through its investments in financial instruments, such as ADRs, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in financial instruments that are indirectly linked to the performance of foreign issuers may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

High Yield Securities Risk. Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as high yield securities and are commonly referred to as “junk bonds.” Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield issuers is more complex than for higher-rated securities, making it more difficult for the Sub-Advisor to accurately predict risk. There is a greater risk with high yield fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that Fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities,

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especially during periods of economic uncertainty or change. As a result of all of these factors, these securities are generally considered to be speculative.

Illiquid Investments Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Sub-Advisor to dispose of such securities at a fair price at the time the Sub-Advisor believes it is desirable to do so. In addition, the Fund’s investments in ETNs and certain other ETPs may be subject to restrictions on the amount and timing of any redemptions. The Fund’s investments in such securities may restrict the Fund’s ability to take advantage of other market opportunities and adversely affect the value of the Fund’s portfolio holdings. The Fund’s investments in certain ETPs also may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Income Risk. The market value of fixed income investments changes in response to interest rate changes and other factors. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, a fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities in lower-yielding securities. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity.

Interest Rate Risk. The values of fixed rate debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

Leverage Risk. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and, therefore, increase its volatility. There is no guarantee that the Fund will use leverage, or when it does, that the Fund’s leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a high return on an investment. The

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Sub-Advisor will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent of the financial exposure to the Fund. This requirement limits the amount of leverage the Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements.

Loan Participation Risk. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The Sub-Advisor’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment. In fact, no matter how good a job the Sub-Advisor does, you could lose money on your investment in the Fund, just as you could with other investments. If the Sub-Advisor is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Market Risk. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities or commodities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Prepayment Risk. The Fund invests in floating rate loans and may invest in mortgage related securities, each of which, like other debt securities, may be paid off early if the issuer of a security can repay principal prior to the maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. If interest rates are rising, the duration of fixed rate mortgage-related securities may be extended, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk.

Trading Risk. Shares of the Fund may trade above or below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will

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fluctuate in accordance with changes in NAV, as well as market supply and demand. When the market price of the Fund’s shares deviates significantly from NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund’s shares. However, given that shares can be created and redeemed only in Creation Units at NAV, the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time. Although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active market for shares will develop or be maintained. In addition, trading shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.

The Funds’ Performance

If the Reorganization is approved by shareholders, the New Fund will assume the performance history of the Existing Fund.

The bar chart and performance table below show the variability of the Existing Fund’s returns, which is some indication of the risks of investing in the Existing Fund.  The bar chart shows performance of the Existing Fund’s shares for each full calendar year since the Fund’s inception.  The performance table compares the performance of the Existing Fund’s shares over time to the performance of a broad-based market index and to a more narrowly based index that reflects the market sector in which the Existing Fund invests.  Both the bar chart and table assume the reinvestment of all dividends and distributions. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available online at www.advisorshares.com or by calling 1-877-843-3831.

Calendar Year Returns

The Existing Fund’s year-to-date total return as of September 30, 2019 was 7.64%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	2.63%	3Q/2016
Lowest Return	-3.88%	4Q/2018

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Average Annual Total Returns

(for the periods ended December 31, 2019)

AdvisorShares Pacific Asset Enhanced Floating Rate ETF	1 Year	Since Inception (2/18/2015)
Return Before Taxes	-0.65%	1.88%
Return After Taxes on Distributions	-2.18%	0.38%
Return After Taxes on Distributions and Sale of Fund Shares	-0.37%	0.77%
S&P 500® Index(1)	-4.38%	6.87%
S&P/LSTA U.S. Leveraged Loan 100 Index(1)	-0.57%	2.33%

(1) Reflects no deduction for fees, expenses, or taxes.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund Shares at the end of the measurement period.

Management of the Funds

The day-to-day portfolio management of the New Fund will be provided by the same sub-adviser and portfolio managers that currently manage the Existing Fund. The investment adviser for the New Fund will be PGA, while the investment adviser for the Existing Fund is ASI.

New Fund

Investment Adviser. Pacific Global Advisors LLC, located at 840 Newport Center Drive, 7th Floor, Newport Beach, California 92660, serves as the investment adviser to Pacific Global Senior Loan ETF. PGA is wholly-owned by Pacific Global Asset Management LLC and is an indirect wholly-owned subsidiary of Pacific Life Insurance Company.

PGA is responsible for the New Fund’s investment operations and its business affairs. Pursuant to a management agreement between Pacific Global and PGA with respect to the Fund (“PGA Management Agreement”) and subject to the general oversight of the Pacific Global Board, the Adviser provides or causes to be furnished all supervisory and other services reasonably necessary for the operation of the Fund, including audit, portfolio accounting, legal, transfer agency, custody, printing costs, certain administrative services (provided pursuant to a separate administration agreement), certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) under what is essentially an all-in fee structure. The Fund may bear other expenses which are not covered under the PGA Management Agreement that may vary and will affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest

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expenses, certain custody expenses and extraordinary expenses (such as litigation and indemnification expenses).

PGA is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.68%. The PGA Management Agreement provides that PGA will pay all operating expenses of the Fund, except for certain expenses, including but not limited to, interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, and the management fee payable to PGA under the PGA Management Agreement.

Pursuant to the PGA Management Agreement, and subject to the Pacific Global Board’s approval, PGA is authorized to delegate the day-to-day management of the Fund’s investment program. PGA has appointed Pacific Life Fund Advisors LLC, d/b/a Pacific Asset Management as the sub-adviser to manage the Fund’s investment program. PGA oversees and monitors the nature and quality of the services provided by PAM, including investment performance and execution of investment strategies. PGA performs compliance monitoring services to help the Fund maintain compliance with applicable laws and regulations and provides services related to, among others, the valuation of Fund securities, risk management and oversight of trade execution and brokerage services.

A discussion regarding the Pacific Global Board’s approval of the PGA Management Agreement and sub-advisory agreement with PAM with respect to the Fund will be available in the Trust’s semi-annual report for the fiscal year ended June 30, 2019.

Investment Sub-Adviser. Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management, located at 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660, serves as the investment sub-adviser to the Fund. As of June 30, 2019, PAM has approximately $11.7 billion in assets under management. PAM provides advisory services to registered investment companies, private domestic and offshore pooled investment vehicles and institutional accounts. PAM is a direct subsidiary of Pacific Life Insurance Company and an affiliate of PGA.  PAM is responsible for the day-to-day management of the Fund’s portfolio pursuant to an investment sub-advisory agreement between Pacific Global, PGA and PAM with respect to the Fund. The Sub-Adviser receives 50% of the net advisory fee paid by the Fund to the Adviser.

Portfolio Managers. The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund. Please refer to the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

Bob Boyd, Portfolio Manager. Mr. Boyd is a Managing Director for the Sub-Adviser. He serves as a Portfolio Manager and Credit Analyst for the firm. Mr. Boyd joined the Sub-Adviser in 2012. Previously, he was with Pacific Investment Management (PIMCO) for 14 years, where he was a Vice President, Bank Loan Portfolio Manager, and Credit Analyst. Mr. Boyd has over 19 years of investment experience, focused on leveraged finance, credit analysis, and structured products. He holds a bachelor’s degree from California State University, Long Beach and an MBA from the University of Southern California.

Michael Marzouk, CFA, Portfolio Manager. Mr. Marzouk is a Managing Director for the Sub-Adviser Mr. Marzouk serves as a Portfolio Manager and Credit Analyst for the firm. He joined the Sub-Adviser in 2007. Mr. Marzouk has over 19 years of investment experience focused on

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leveraged finance and credit research. Mr. Marzouk has a bachelor’s degree from the University of California, Los Angeles and an MBA from the Anderson School of Management.

Existing Fund

Investment Adviser. AdvisorShares Investments, LLC, located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, serves as investment advisor of the Fund. As of September 30, 2019, ASI had approximately $690 million in assets under management.

ASI continuously reviews, supervises, and administers the Fund’s investment program. In particular, ASI provides investment and operational oversight of the sub-adviser to the Fund. The AdvisorShares Board supervises ASI and establishes policies that ASI must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between AdvisorShares and ASI, ASI is entitled to receive an annual advisory fee of 0.95% based on the average daily net assets of the Fund. ASI pays the sub-adviser, PAM, out of the advisory fee it receives from the Fund. For the most recent fiscal year, the Fund paid ASI 0.42% after waivers based on its average daily net assets.

ASI bears all of its own costs associated with providing these advisory services and the expenses of the members of the AdvisorShares Board who are affiliated with ASI. ASI may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

ASI has contractually agreed to waive its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to a plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets until at least November 1, 2020. The expense limitation agreement may be terminated without payment of any penalty (i) by AdvisorShares for any reason and at any time and (ii) by ASI, for any reason, upon ninety (90) days’ prior written notice to AdvisorShares, such termination to be effective as of the close of business on the last day of the then-current one-year period. If at any point it becomes unnecessary for ASI to waive fees or reimburse expenses, the AdvisorShares Board may permit ASI to retain the difference between the Fund’s total annual operating expenses and the expense limitation currently in effect, or, if lower, the expense limitation that was in effect at the time of the waiver and/or reimbursement, to recapture all or a portion of its prior fee waivers or expense reimbursements made during the immediately preceding three-year period.

Pursuant to an exemptive order from the SEC, ASI, subject to certain conditions, has the right, without shareholder approval, to hire a new unaffiliated sub-advisor or materially amend the terms of a sub-advisory agreement with an unaffiliated sub-advisor when the AdvisorShares Board and ASI believe that a change would benefit the Fund. The Prospectus will be supplemented when there is a significant change in the Fund’s sub-advisory arrangement.

A discussion regarding the basis for the AdvisorShares Board’s most recent approval of the Fund’s investment advisory agreement is available in AdvisorShares’ Annual Report to Shareholders dated June 30, 2019.

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Investment Sub-Adviser. The investment sub-adviser for the Existing Fund is the same as for the New Fund. Refer to the New Fund disclosure above for more information.

A discussion regarding the basis for the AdvisorShares Board’s most recent approval of the Existing Fund’s investment sub-advisory agreement with PAM is available in the Existing Fund’s Semi-Annual Report to Shareholders dated December 31, 2017.

Portfolio Managers. The portfolio managers for the Existing Fund are the same as for the New Fund. Please refer to the New Fund disclosure above for more information.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Existing Fund is available in the Fund’s SAI.

Other Service Providers

The Bank of New York Mellon serves as administrator, custodian and transfer agent to the Existing Fund. U.S. Bancorp Fund Services, LLC serves as administrator and transfer agent to the New Fund, and U.S. Bank, N.A. serves as custodian.  Foreside Fund Services, LLC is the distributor of the Existing Fund and the New Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

For both the New Fund and the Existing Fund, if you purchase Shares through a broker-dealer or other financial intermediary, the adviser or sub-adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Shareholder Information

Determination of NAV

The New Fund. The NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of

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securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or PGA believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by PGA, in accordance with the Trust’s valuation policies and procedures approved by the Pacific Global Board. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio securities may change on days when the Fund shareholder will not be able to purchase or sell his or her shares.

The Existing Fund. The Fund calculates NAV by (i) taking the current market value of its total assets, (ii) subtracting any liabilities, and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally 4:00 p.m. Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the AdvisorShares Board.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Existing Fund’s holdings can be found in the Fund’s SAI.

Stock Exchange Share Prices

The New Fund. Trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. The Fund is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities and/or a designated amount of U.S. cash, such IIV may not represent the best possible valuation of the Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the current Fund portfolio at a

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particular point in time and does not include a reduction for the fees, operating expenses, or transaction costs incurred by the Fund. The IIV should not be viewed as a “real-time” update of the Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

The Existing Fund. The price of the Fund’s shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value (also known as the “indicative optimized portfolio value” or IOPV) of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value is not calculated in the same manner as the NAV per share, which is computed once per day. The approximate value generally is determined every fifteen seconds by using last sale prices of the securities and instruments held by the Fund as reflected in that day’s basket for a Creation Unit. Further, the approximate value will only reflect expense accruals (e.g., management fees) through the previous day.  If applicable, each approximate value also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency. The approximate value is based on applicable quotes or closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. The approximate value may not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time (e.g., the securities in the basket for a Creation Unit may include securities that are not part of the Fund’s portfolio) or the precise valuation of the current portfolio. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

Buying and Selling Exchange-Traded Shares

The New Fund. The Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because

36

secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

The Existing Fund. The Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Fund’s distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), then receives 50,000 shares of the Fund (or multiples thereof) generally in exchange for a specified amount of cash totaling the NAV of the Creation Unit(s).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange and, because shares trade at market price rather than at NAV, shares may trade at a value greater than or less than NAV.

Book Entry

The New Fund. Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

The Existing Fund. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

Distribution and Service Plan

The New Fund. The Pacific Global Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to

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pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Existing Fund. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its distribution fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least one year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the AdvisorShares Board.

Frequent Purchases and Redemptions of Fund Shares

The New Fund. The Pacific Global Board has evaluated the risks of frequent purchases and redemptions of Fund shares (“market timing”) activities by the Fund’s shareholders. The Pacific Global Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants (“APs”) and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

With respect to trades directly with the Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Pacific Global Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Pacific Global Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. The Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Pacific Global Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

The Existing Fund. Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund

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directly, it is unlikely that secondary market trading would cause any harmful effects of market timing, such as dilution, disruption of portfolio management, increases in the Fund’s trading costs, or realization of capital gains. The AdvisorShares Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, generally in exchange for a specified amount of cash totaling the NAV of the Creation Units. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. However, market makers are not obligated to make a market in the Fund’s shares nor are Authorized Participants obligated to execute purchase or redemption orders for Creation Units and, in times of market stress, circumstances could develop that could cause them to refrain from these activities or reduce their role.  Any absence of an active market could lead to a heightened risk of differences between the market price of the Fund’s shares and the underlying value of those shares.

Dividends and Distributions

The New Fund. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly.

The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Annual Statements. Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund make every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

Avoid “Buying a Dividend.” At the time you purchase your Shares, the price of shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Dividend Reinvestment Service. Brokers may make available the Depository Trust Company book-entry dividend reinvestment service to their customers who own Fund shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a

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commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

The Existing Fund. The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

Tax Consequences

The New Fund. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign

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corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders, such as estates and trusts, whose gross income as adjusted or modified for tax purposes exceeds certain threshold amounts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

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Taxes When Shares are Sold on the Exchange. Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchases and Redemptions of Creation Units. An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging Authorized Participant’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging Authorized Participant’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

Derivatives and Complex Securities. The Fund and the ETPs in which the Fund invests may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s or the ETPs in which the Fund invests that are taxed as RICs ability to qualify as a RIC, affect whether gains and losses recognized by the Fund or the ETPs are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to the Fund or the ETPs, cause income or gain to be recognized even though corresponding cash is not received by the Fund or the ETPs and/or defer the Fund’s or the ETPs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. Additional information regarding the Fund’s and the ETPs’ investments in complex securities can be found in the Fund’s SAI.

The information in this section is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

The Existing Fund. The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged

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account. More information about taxes is located in the Existing Fund’s SAI, which is filed with the SEC.

Recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a regulated investment company, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

You are urged to consult your tax advisor regarding specific questions as to U.S. federal, state and local income taxes.

Tax Status of the Fund. The Existing Fund is treated as a separate entity for U.S. federal income tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code. As long as the Existing Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it timely distributes to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Tax Status of Distributions.

•                  The Existing Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income.

•                  The Existing Fund’s distributions from income and net short-term capital gains will generally be taxed to you as ordinary income. Since the Existing Fund’s income is derived primarily from investments other than the stock of U.S. corporations, the Existing Fund does not expect a significant portion of its distributions to qualify to be reported as qualified dividend income (which generally is taxable to noncorporate shareholders at reduced tax rates) or to qualify for the dividends-received deduction for corporate shareholders.

•                  Any distributions of net capital gain (the excess of the Existing Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Existing Fund generally are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxed to noncorporate shareholders at reduced tax rates.

•                  Although the Existing Fund may invest in municipal bonds (the interest upon which would be exempt from U.S. federal income tax if received by shareholders directly), Existing Fund distributions attributable to that interest are not expected to be exempt from U.S. federal income tax.

•                  Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

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•                  Distributions paid in January but declared by the Existing Fund in October, November or December of the previous year may be taxable to you in the previous year.

•                  Shortly after the close of each calendar year, the Existing Fund (or your broker) will inform you of the amount of your ordinary income dividends, foreign tax credits, and net capital gain distributions received from the Existing Fund.

•                  You may wish to avoid investing in the Existing Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Derivatives and Complex Securities. The Existing Fund and ETPs in which the Existing Fund invests may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect the Existing Fund’s or the ETPs in which the Existing Fund invests that are taxed as RICs ability to qualify as a RIC, affect whether gains and losses recognized by the Existing Fund or the ETPs in which the Existing Fund invests are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to the Existing Fund or the ETPs, cause income or gain to be recognized even though corresponding cash is not received by the Existing Fund or the ETPs and/or defer the Existing Fund’s or the ETPs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Existing Fund. Additional information regarding the Existing Fund’s and ETPs’ investments in complex securities can be found in the Existing Fund’s SAI, which is filed with the SEC.

Investment in Foreign Securities. The Existing Fund and the ETPs in which the Existing Fund invests may be subject to withholding and other taxes imposed by foreign countries on dividends, interest, and other income earned from investing in foreign securities which may reduce the return on such investments. The U.S. has entered into tax treaties with certain foreign countries that may entitle the Existing Fund or the ETPs in which the Existing Fund invests to a reduced rate of, or exemption from, foreign taxes on certain income. The Existing Fund may need to file special claims for refunds to secure the benefits of a reduced rate. The effective rate of foreign tax cannot be determined in advance because the amount of the Existing Fund’s assets to be invested within various countries is not known. In addition, the Existing Fund’s or an ETP’s investments in foreign currencies may increase or accelerate the Existing Fund’s recognition of ordinary income and may affect the timing or amount of the Existing Fund’s distributions. If as of the close of a taxable year more than 50% of the Existing Fund’s assets is represented by stock or securities of foreign corporations, the Existing Fund may elect to permit shareholders to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Existing Fund to foreign countries in respect of foreign securities the Existing Fund has held for at least

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the minimum period specified in the Internal Revenue Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

Medicare Tax. U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, the Existing Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of net capital gain. The Existing Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

Backup Withholding. The Existing Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Existing Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Existing Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Taxes on Creation and Redemption of Creation Units. An Authorized Participant who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (a) the sum of the market value of the Creation Units at the time and any net cash received, and (b) the sum of the purchaser’s aggregate basis in the securities surrendered and any net cash paid for the Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (x) the sum of the redeemer’s basis in the Creation Units and any net cash paid, and (y) the sum of the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” by an Authorized Participant that does not mark-to-market its holdings, or on the basis that there has been no significant change in economic position.

The Existing Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Existing Fund and if, pursuant to section 351 of the Internal Revenue

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Code, the Existing Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Existing Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Existing Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Existing Fund, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

The Existing Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Existing Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Existing Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Existing Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences to you of an investment in the Fund under all tax laws applicable to you.

Premium/Discount Information

The New Fund. Information regarding how often Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, or since inception, as applicable, can be found at the Fund’s website at http://www.pacificglobaletfs.com.

The Existing Fund. Information showing the number of days that the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. These issues are identical for both the Existing Fund and the New Fund, and are described more fully in their respective prospectuses.

Additional Information about the Existing and New Funds

Additional information about the New Fund is included in the Statement of Additional Information that relates to this Proxy Statement.

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AdvisorShares and Pacific Global are subject to certain information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, and file reports and other information, including proxy materials and charter documents, with the SEC.  Reports, proxy statements, registration statements and other information filed by AdvisorShares and Pacific Global may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036.  Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.  These documents and other information also may be inspected at the offices of NYSE Arca, Inc., 20 Broad Street, New York, New York 10005.

The Financial Highlights relating to the Existing Fund contained in the Annual Report for the fiscal year ended June 30, 2019 are attached as Appendix B to this Proxy Statement.

Pro forma financial information for the New Fund has not been prepared because the New Fund is a newly-organized shell with no assets or liabilities that will commence investment operations upon completion of the Reorganization and continue operations of the Existing Fund. The New Fund will be the accounting successor to the Existing Fund as a result of the Reorganization.

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INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The Plan provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund.  In exchange for the transfer of these assets and liabilities, the New Fund will issue shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund’s shares.  Shares of the New Fund are shares of beneficial interest without par value in a newly created series of Pacific Global under its Agreement and Declaration of Trust and By-Laws.  Under its Agreement and Declaration of Trust and By-Laws, Pacific Global may issue an indefinite number of shares of beneficial interest of the New Fund.  Each share of the New Fund represents an equal proportionate interest with other shares of the New Fund.  Each share has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the New Fund as authorized by the Pacific Global Board.  Shares of the New Fund entitle their holders to one vote per full share and fractional votes for fractional shares, if any, held. Shares of the New Fund received by each shareholder of the Existing Fund in the Reorganization will be issued at NAV, will be fully paid and non-assessable.  Shares have no subscription or preemptive rights.  In the event of a liquidation or dissolution of Pacific Global or the New Fund, shareholders of the New Fund are entitled to receive the assets available for distribution belonging to those shares of the New Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets, if any, not belonging to any particular fund which are available for distribution.

Immediately after the transfer of the Existing Fund’s assets and liabilities, the Existing Fund will make a liquidating distribution pro rata to its shareholders of record of all the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive the same number of shares of the New Fund with the same aggregate net asset value as the shareholder had in the Existing Fund immediately before the Reorganization.  Such distribution will be accomplished by the transfer of New Fund shares credited to the account of the Existing Fund on the books of the New Fund’s transfer agent.  Each account will represent the respective pro rata number of shares of the New Fund shares due to the shareholders of the Existing Fund.  All issued and outstanding shares of the Existing Fund will simultaneously be canceled on the books of the Existing Fund.

The New Fund does not currently issue certificates to shareholders.  The Existing Fund shareholder will have the right to receive any unpaid dividends or other distributions that were declared by the Existing Fund with respect to shares held on the Closing Date.  No shares of the New Fund to be issued will have preemptive or conversion rights.  The Existing Fund will then be liquidated and terminated.

The Plan contains customary representations, warranties and conditions designed to ensure that the Reorganization is fair to both parties.  The Plan provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Plan by the shareholders of the Existing Fund; and (ii) the receipt by AdvisorShares and Pacific Global of a tax opinion to the effect that the Reorganization will be tax-free to the Existing Fund and its shareholders.  The Plan may be terminated at any time prior to the Closing Date of the Reorganization by mutual consent of the Boards of Trustees of AdvisorShares and Pacific Global. The AdvisorShares Board may terminate the Plan if it determines that the consummation of the transactions contemplated by the Plan are not in the best interest of the Existing Fund’s shareholders.

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If shareholders of the Existing Fund approve the proposed Reorganization, it will have the effect of approving an investment advisory agreement between the New Fund and PGA and an investment sub-advisory agreement between PGA and PAM on behalf of the New Fund. If shareholders of the Existing Fund do not vote to approve the Reorganization, the AdvisorShares Board may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders.

Costs of Reorganization

The Existing Fund and the New Fund will not pay any costs related to the Reorganization.  The costs of proxy solicitation; proxy printing, postage and processing; legal review and preparation by legal counsel to AdvisorShares and Pacific Global of documents related to the Reorganization; fund start-up costs; conversion fees; the cost of preparing the Plan and the proxy statement on Form N-14, including the delivery of a tax opinion by legal counsel to Pacific Global and any other Reorganization costs will be borne by PGA and/or its affiliates. The estimated costs of the Reorganization are $150,000.

Federal Income Tax Consequences

The combination of the Existing Fund and the New Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Code.  If so, neither the Existing Fund nor its shareholders will recognize gain or loss as a result of the Reorganization.  The tax basis of the New Fund shares received will be the same as the basis of the Existing Fund shares exchanged and the holding period of the New Fund shares received will include the holding period of the Existing Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization.  As a condition to the closing of the Reorganization, AdvisorShares and Pacific Global will receive an opinion from counsel to that effect.  No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested.

The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.  Nevertheless, the sale of securities by the Existing Fund prior to the Reorganization could result in taxable capital gains distribution prior to the Reorganization.  Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of June 30, 2019 the Existing Fund had federal tax short-term and long-term capital loss carryforwards of $270,813 and $366,556.

Capitalization

The following table sets forth, as of June 30, 2019: (i) the unaudited capitalization of the Existing Fund and (ii) the unaudited pro-forma combined capitalization of the New Fund assuming the Reorganization has been approved.  If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Existing Fund and changes in NAV.

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	Existing Fund Shares	Pro Forma New Fund Shares
Net Assets	$29,239,572.24	$29,239,572.24
Shares Outstanding	600,000	600,000
Net Asset Value per Share	$48.73	$48.73

AdvisorShares Board’s Considerations Relating to the Reorganization

At a meeting held on August 20, 2019, ASI and PAM recommended that the AdvisorShares Board approve the Reorganization. At the meeting, ASI explained to the AdvisorShares Board that it had concluded that the Reorganization may benefit shareholders of the Existing Fund as the New Fund’s expense ratio is lower than that of the Existing Fund and there will be consistency in the portfolio management services. The Trustees reviewed detailed information regarding the Reorganization from the point of view of the interests of the Existing Fund and its shareholders. After careful consideration, the Trustees unanimously determined that the Reorganization would be in the best interests of the Existing Fund and its shareholders.  The Trustees unanimously approved the Plan and recommended that the shareholders of the Existing Fund vote in favor of the Reorganization by approving the Plan.

In recommending the Reorganization, the Trustees considered, among other things:

•                  the terms of the Reorganization, including the anticipated tax-free nature of the transaction for the Existing Fund and its shareholders;

•                  that the investment objective and of the New Fund is the same as, and the principal investment strategies are substantially similar to, those of the Existing Fund;

•                  that the investment sub-adviser and portfolio managers of the Existing Fund will be the sub-adviser and portfolio managers of the New Fund;

•                  that the total annual operating expenses of the New Fund are expected to be lower than those of the Existing Fund;

•                  that the Reorganization would not result in the dilution of shareholders’ interests;

•                  that the Existing Fund and New Fund will not bear the costs of the Reorganization;

•                  that the Reorganization will be submitted to the shareholders of the Existing Fund for their approval; and

•                  that an agreement was entered into between ASI and PGA, pursuant to which PGA will pay ASI (which is indirectly wholly owned by Noah Hamman, interested trustee of AdvisorShares) a fee in connection with the Reorganization.

Based on the foregoing, the AdvisorShares Board concluded that the Existing Fund’s participation in the Reorganization would be in the best interests of the Existing Fund and would not dilute the interests of the Existing Fund’s existing shareholders.  The AdvisorShares Board, including those members who are not “interested persons” of AdvisorShares, as defined in the 1940 Act, unanimously recommends that shareholders of the Existing Fund approve the Plan and the transactions it contemplates.

General Shareholder Rights

The following section provides an overview of the rights of shareholders of the Existing Fund and the New Fund. We do not believe there are any material differences between the New and Existing Funds with respect to shareholder rights.

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General. The Existing Fund is a series of AdvisorShares. AdvisorShares is an open-end management investment company that was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated July 30, 2007 and Certificate of Trust dated July 30, 2007, as each may be amended from time to time.  AdvisorShares also is governed by its By-Laws and by applicable Delaware law.

The New Fund is a series of Pacific Global. Pacific Global is an open-end management investment company that was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated June 26, 2018 and Certificate of Trust dated June 26, 2018.  Pacific Global also is governed by its By-Laws and by applicable Delaware law.

Shares.  AdvisorShares and Pacific Global are each authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares.  The shares of each of the Existing and New Fund have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

Voting Requirements. All shares of AdvisorShares and Pacific Global entitled to vote on a matter shall vote on the matter, separately by series and, if applicable, by class, subject to: (1) where the 1940 Act requires all shares of AdvisorShares and Pacific Global to be voted in the aggregate without differentiation between the separate Series or classes, then all of AdvisorShares’ and Pacific Global’s shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter.

Shareholder Meetings. Annual meetings of shareholders will not be held, but special meetings of shareholders may be held under certain circumstances. Meetings of the shareholders may be held within or outside the State of Delaware.  Meetings of the shareholders of AdvisorShares or Pacific Global or a series of either may be called by its respective Board of Trustees for any purpose required under the 1940 Act or for any purpose its Trustees deem advisable.

Election and Term of Trustees.

New Fund. Each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until his or her successor is elected and qualified, and any Trustee who is appointed by the Trustees in the interim to fill a vacancy as provided hereunder shall have the same remaining term as that of his or her predecessor, if any, or such term as the Trustees may determine. A Trustee of Pacific Global may resign in a manner specified in the By-Laws. Per the By-Laws, any Trustee may resign at any time by written instrument signed by him or her and delivered to the other Trustees or at a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Any of the Trustees may be removed with or without cause by the action of two thirds (2/3) of the remaining Trustees (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by the 1940 Act).  Removal with cause shall include, but not be limited to, the removal of a Trustee due to physical or mental incapacity.

Existing Fund.  Each Trustee shall hold office for life or until his successor is elected, or until the Trust’s termination as herein provided, except that: (a) any Trustee may resign his position as Trustee by written instrument signed by him and delivered to the other Trustees, which shall take effect upon

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such delivery or upon such later date as is specified therein; (b) any Trustee may be removed at any time by a vote of at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) any Trustee who retires pursuant to AdvisorShares’ retirement policy or who dies, becomes physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any meeting of the Shareholders of the Trust by a vote of Shareholders owning at least two-thirds of the outstanding Shares, cast in person or by proxy at a meeting called for that purpose.

Shareholder Liability. Pursuant to AdvisorShares’ and Pacific Global’s Agreements and Declarations of Trust, shareholders of series of AdvisorShares or Pacific Global are not personally liable for the acts, omissions or obligations of AdvisorShares, Pacific Global or the Trustees of either AdvisorShares or Pacific Global.

Liability of Trustees. To the fullest extent that limitations on the liability of Trustees and officers are permitted by Delaware law, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of AdvisorShares or Pacific Global; any investment adviser or principal underwriter of AdvisorShares or Pacific Global; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  Each of AdvisorShares or Pacific Global, out of its respective property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of AdvisorShares or Pacific Global, respectively.  Nothing in either AdvisorShares’ or Pacific Global’s organizational documents operates to indemnify, hold harmless or protect any officer or Trustee from or against any liability to AdvisorShares or Pacific Global or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Reorganization. A majority of the AdvisorShares Board may cause AdvisorShares, and a 2/3 majority of the Pacific Board  may cause Pacific Global, to sell, convey and transfer all or substantially all of the assets of the respective trust, or all or substantially all of the assets associated with any one or more series, to another trust, business trust, or entity organized under the laws of any state, or to one or more separate series thereof, or to AdvisorShares or Pacific Global, respectively, to be held as assets associated with one or more other series of the trust, in exchange for cash, shares or other securities with such transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with each series the assets of which are so transferred, or (b) not being made subject to, or not with the assumption of, such liabilities; provided, however, that, if required by the 1940 Act, no assets associated with any particular series shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the vote of a majority of the outstanding voting securities, as such phrase is defined in the 1940 Act, of that series, if required by the 1940 Act.

The foregoing is only a summary of certain rights of shareholders of the Existing Fund and the New Fund under their respective governing charter documents and by-laws, state law, and the 1940 Act, and is not a complete description of provisions contained in those sources.  Shareholders should refer directly to the provisions of state law, the 1940 Act and rules thereunder for a more thorough description.

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VOTING MATTERS

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the AdvisorShares Board in connection with the Special Meeting to be held on December 26, 2019 at 10 am at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, and at any adjournment thereof.  This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Existing Fund on or about December 10, 2019.  It is expected that the solicitation of proxies will be by mail.

The AdvisorShares Board has fixed the close of business on November 29, 2019 as the record date (the “Record Date”) for determining the shareholders of the Existing Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.

Voting Rights and Required Vote

Each shareholder of the Existing Fund is entitled to one vote for each full share held and fractional votes for fractional shares, if any.  The holders of 1/3 of the outstanding shares of the Existing Fund entitled to vote at the Special Meeting, present in person or by proxy, shall constitute a quorum.  The Reorganization can be approved only by the affirmative “vote of a majority of the outstanding voting securities” of the Existing Fund, as such phrase is defined in the 1940 Act.  Assuming a quorum is present at the meeting, the “vote of a majority of the outstanding voting securities” means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities. Approval of a proposal to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Reorganization requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present.

If you wish to participate in the Special Meeting, you may submit the proxy card included with this Proxy Statement, or attend in person.  (Guidelines on voting by proxy card are disclosed immediately after the Notice of Special Meeting.)

If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy card.  Proxies that are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.  It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Special Meeting.  Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of AdvisorShares at the address set forth on the cover page of this Proxy Statemen, or by attending the Special Meeting in person and voting your shares.  Unless revoked, all valid proxies will be voted in accordance with the specifications thereon.

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Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).  Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of AdvisorShares may consider possible alternative arrangements in the best interests of the Existing Fund and its Shareholders, including liquidation of the Existing Fund.  If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy.  The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting.  Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.

A shareholder of the Existing Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of AdvisorShares to demand payment for, or an appraisal of, his or her shares.  However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes.

AdvisorShares does not hold annual shareholder meetings.  If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of AdvisorShares at the address set forth on the cover of this Proxy Statement so that they will be received by AdvisorShares in a reasonable period of time prior to that meeting.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise AdvisorShares whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement needed to

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supply copies to the beneficial owners of the respective shares.

Record Date and Outstanding Shares

Only shareholders of record of the Existing Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof.  Shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share, if any, of the Existing Fund that they hold as of the Record Date.  At the close of business on the Record Date, there were [       ] shares outstanding and entitled to vote.

The votes of the shareholders of the New Fund are not being solicited because their approval or consent is not necessary for the approval of the Reorganization.  At the close of business on the Record Date, there were no New Fund shares outstanding.

Share Ownership

As of the date of this Proxy Statement, the New Fund had no shares outstanding. Although AdvisorShares does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of Record Date, the name and percentage ownership of each DTC Participant that owned 5% or more of the outstanding shares of the Existing Fund is set forth in the table below. Shareholders having more than 25% beneficial ownership of the Exisitng Fund’s outstanding shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of the Record Date, the Trustees and officers of AdvisorShares owned less than 1% of the outstanding shares of the Existing Fund.

[Table to be Provided]

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to AdvisorShares at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814 and by calling (877) 843-3831.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET.  INFORMATION ON THE VARIOUS MANNERS OF VOTING ARE SET FORTH IN THE ENCLOSED PROXY CARD.

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AdvisorShares Pacific Asset Enhanced Floating Rate ETF

(a series of AdvisorShares Trust)

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 26, 2019

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Noah Hamman and James Carl, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of AdvisorShares Pacific Asset Enhanced Floating Rate ETF, a series of AdvisorShares Trust (the “Trust”) to be held at December on 26, 2019 at 10 am, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 843-3831. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 26, 2019. The proxy statement for this meeting is available at:

[                   ].pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), is made as of November 7, 2019, by and between Pacific Global ETF Trust (the “Pacific Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 840 Newport Center Drive, 7th Floor, Newport Beach, California, 92660, on behalf of its investment portfolio Pacific Global Senior Loan ETF (the “Acquiring Fund”), and AdvisorShares Trust (the “AS Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland  20814, on behalf its investment portfolio AdvisorShares Pacific Asset Enhanced Floating Rate ETF (the “Acquired Fund”).   Other than the Acquiring Fund and the Acquired Fund, no other series of either the Pacific Trust or the AS Trust are parties to this Agreement.  Pacific Global Advisors LLC (“PGA”), a Delaware limited liability company, joins this Agreement solely for the purposes of Sections 3.2, 9.2 and 10.2. AdvisorShares Investments, LLC (“AdvisorShares”), a Delaware limited liability company, joins this Agreement solely for the purposes of Sections 9.2 and 10.2.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated under Section 368 of the Code. The reorganization (“Reorganization”) will consist of (i) the transfer of all of the assets, property and goodwill as set forth in Section 1.2 of this Agreement (“Assets”) of the Acquired Fund in exchange solely for voting shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the Obligations (as hereinafter defined) of the Acquired Fund; and (iii) the distribution, after the closing date provided in Section 3.1 (the “Closing Date”) of Acquiring Fund Shares and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. The Acquiring Fund is a shell series, without assets or liabilities, created for the purpose of acquiring the Obligations (as defined below) of the Acquired Fund.

The parties hereto therefore covenant and agree as follows:

1.                                      TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF OBLIGATIONS AND THE ACQUIRING FUND SHARES OF THE ACQUIRING FUND AND LIQUIDATION OF THE ACQUIRED FUND.

1.1       Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)                                 The AS Trust, on behalf of the Acquired Fund, agrees to assign, convey, deliver and otherwise transfer to the Acquiring Fund, and the Pacific Trust, on behalf of Acquiring Fund, will acquire, on the Closing Date, all of the Assets of the Acquired Fund, as set forth in Section 1.2.

(b)                                 The Pacific Trust, on behalf of Acquiring Fund, shall, on the Closing Date, (i) issue and deliver to Acquired Fund the number of Acquiring Fund Shares determined by dividing (A) the amount of the assets of the Acquired Fund attributable to the Acquiring Fund Shares, less the amount of the liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date set forth in Sections 2.2 and 2.3, by (B) the net asset value of one Acquiring Fund Share of the Acquiring Fund, computed in the manner set forth in Section 2.6, and (ii) assume, with respect to the Acquiring Fund, all of the Acquired Fund’s liabilities and obligations (the “Obligations”).  Such transactions shall take place at the closing provided for in Section 3 (the “Closing”). The Acquired Fund shall use its best efforts to discharge all of its Obligations prior to the Closing consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus and to continue to manage the day-to-day operations of the fund without disruption to shareholders.

(c)                                  Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to its shareholders of record as of the Closing Date the Acquiring Fund Shares received by it. Each shareholder of the Acquired Fund shall be entitled to receive that number of Acquiring Fund shares equal to the value of the Acquired Fund shares immediately prior to the Closing.

1.2.                            The Assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, commodities and futures interests, dividends and all receivables for shares sold and all other Assets which are owned by the Acquired Fund on the Closing Date. The Acquired Fund will use commercially reasonable efforts to identify and discharge all of its accrued fees and expenses and payables for securities transactions (consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus) or for share redemptions prior to the Closing Date.

1.3.                            As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable, the AS Trust agrees that the Acquired Fund will liquidate and distribute to its shareholders of record the Acquiring Fund Shares received by the Acquired Fund as contemplated by Section 1.1 (such date, “the Liquidation Date”). Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective number of Acquiring Fund Shares due to such shareholders.  The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4.                            As soon as practicable after the Closing Date, the AS Trust agrees that the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation, dissolution and termination of its registration with the Securities and Exchange Commission (the “Commission”). The AS Trust further agrees that any reporting responsibility relating to such liquidation of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the AS Trust and the Acquired Fund, up to and including the Closing Date and thereafter.

1.5.                            Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Acquired Fund or the Acquiring Fund shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the AS Trust or the Pacific Trust generally, and, for clarity, under no circumstances will any other series of the AS Trust or the Pacific Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.                                      VALUATION.

2.1.                            On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Acquiring Fund Shares determined as provided in Section 1.

2.2.                            The net asset value of the Acquired Fund’s Assets to be acquired by Acquiring Fund shall be computed as of the close of business on the Valuation Date (defined below) by the administrator of the Pacific Trust by calculating the value of the Acquired Fund’s Assets and subtracting therefrom the amount of the Obligations using the valuation policy and procedures adopted by the Pacific Trust (“Pacific Trust Valuation Policy”) to the extent the Pacific Trust Valuation Policy are consistent with the valuation procedures of the Acquired Fund.  In the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.3.                            The value of the Acquired Fund’s net assets will be computed in the manner set forth in such Acquired Fund’s prospectus and statement of additional information, after the declaration of any dividends, if applicable, by Acquired Fund and after effectuating any redemptions of Acquired Fund shares effective as of such date, on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).

2.4.                            The Pacific Trust agrees that Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Acquiring Fund Shares received by it hereunder to its shareholders as contemplated by Section 1.1, by redelivering such share deposit receipt to the Pacific Trust’s transfer agent which will as soon as practicable open accounts for Acquired Fund shareholders in accordance with written instructions furnished by the Acquired Fund.

2.5.                            Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, unless the securities in respect of which such distribution is made shall have gone “ex” prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

2.6.                            All computations of value shall be made by the administrator of the Pacific Trust, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the Pacific Trust’s Valuation Policy to the extent they are consistent with the valuation procedures of the Acquired Fund.  In the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

3.                                      CLOSING AND CLOSING DATE.

3.1.                            The Closing Date shall be on or about December 26, 2019 or any such other date as the parties may agree. The Closing shall be effective as of 9 a.m Pacific Time on the Closing Date for all accounting, tax and other financial reporting purposes.

3.2.                            On the Closing Date, the portfolio securities of Acquired Fund and all its cash shall be delivered by the AS Trust to U.S. Bank, N.A., the custodian for the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”). The cash delivered shall be transferred to the account of the Acquiring Fund at the Custodian in a manner acceptable to the Pacific Trust.  PGA shall be responsible for paying any and all necessary taxes in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps and/or financial transaction taxes. Neither AS Trust nor the Acquired Fund shall be responsible for the payment of any such taxes or fees.

3.3.                            In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted, in a manner set forth in Acquired Fund’s then current prospectus, so that accurate appraisal of the values of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Pacific Trust or the AS Trust upon the giving of written notice to the other party.

3.4.                            On the Closing Date, the AS Trust or its transfer agent shall deliver to the Pacific Trust or its designated agent a list of the names and addresses of the shareholders of record of the Acquired Fund and the number of outstanding shares of Acquired Fund owned by such shareholders, all as of the close of business on the Valuation Date. The Acquiring Fund Shares issuable pursuant to Section 1.1 shall promptly be credited by the Acquiring Fund to the Acquired Fund’s account on the books of the Acquiring Fund. On the Closing Date, or as soon as reasonably practicable thereafter, the Pacific Trust will provide to the AS Trust evidence reasonably satisfactory to the AS Trust that such Acquiring Fund Shares have been credited, pro rata, to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.

3.5.                            At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.                                      REPRESENTATIONS AND WARRANTIES.

4.1.                            Representations and Warranties of the AS Trust, on behalf of the Acquired Fund.

The AS Trust, on behalf of the Acquired Fund, represents and warrants the following to the Pacific Trust as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)                                 The AS Trust is a statutory trust created under the laws of the State of Delaware.

(b)                                 Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(c)                                  The AS Trust is duly registered under the 1940 Act as a management company of the open-end type and the issued and outstanding shares of the Acquired Fund have been duly registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.

(d)                                 Acquired Fund is a separate series of the AS Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust of the AS Trust and the 1940 Act and other applicable law.

(e)                                  Acquired Fund is not in violation in any material respect of any material provisions of the AS Trust’s Declaration of Trust or code of regulations or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(f)                                   As of the date of this Agreement and the Closing Date, Acquired Fund’s current prospectuses and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to any of the AS Trust or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)                                  At the Closing Date, Acquired Fund will have good and marketable title to its Assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(h)                                 Except as has been disclosed on Schedule II, if applicable, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the AS Trust or the Acquired Fund, threatened against Acquired Fund or any of its properties or assets or any person whom Acquired Fund may be obligated directly or indirectly to indemnify in connection with such litigation, proceedings or investigation, and Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby and the AS Trust agrees to provide a representation letter to that effect.

(i)                                     Since June 30, 2019, there has not been any material adverse change in Acquired Fund’s financial condition, assets, liabilities or business (other than changes caused by changes in market conditions generally or those occurring in the ordinary course of business), or any incurrence by Acquired Fund of indebtedness (other than in the ordinary course of business). For the purposes of this subparagraph (i), (i) distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business and (ii) the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

(j)                                    (A) All federal, state, foreign and other returns, dividend and information reporting forms and other Tax (as defined below) related reports of Acquired Fund required by applicable law to have been filed by or with respect to each Acquired Fund on or prior to the Closing Date have been or shall be filed in a timely manner, or in the case of reporting organizational actions affecting the basis of securities, timely posted in an area of a public website dedicated to this purpose, and are or will be true, correct and complete as of the time of their filing in all respects and accurately state the amount of Tax (if any) owed for the periods covered by such returns, forms and reports, or, in the case of dividend and information reporting forms, the amount and character of income or other information required to be reported by the Acquired Fund, (B) all Taxes shown as due or required to be shown as due on such returns, forms and reports, or any other Taxes due, and any interest and/or penalties, shall have been paid or provision shall have been made on the Acquired Fund’s books for the payment thereof, (C) the Acquired Fund is not under audit and no assessment for Taxes or other amounts has been proposed or asserted in writing with respect to Acquired Fund, (D) there are no known actual or proposed deficiency assessments with respect to any Taxes payable by Acquired Fund, (E) there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of Acquired Fund, (F) the amounts set up as provisions for Taxes in the books and records of Acquired Fund as of the close of business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by Acquired Fund for any periods or fiscal years prior to and including the close of business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the close of business on the Valuation Date that are attributable to any such period or fiscal year, and (G) Acquired Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8, as applicable, and its obligations as a withholding agent. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem, fees, assessments, charges or other taxes, stamp taxes and duties, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.

(k)                                 Acquired Fund has elected to be treated as a “regulated investment company” (“RIC”) under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code. Acquired Fund is a “fund” as defined in Section 851(g) of the Code, has qualified, or will qualify, for all taxable years since inception as a RIC, and has complied or will comply in all material respects with all provisions of applicable law necessary to preserve and retain such qualification and will continue to so qualify at all times through the Closing Date.

(l)                                     The authorized capital of the AS Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Trustees of the AS Trust may authorize from time to time. The outstanding shares of beneficial interest of Acquired Fund as of the Closing Date will be held of record by the persons and in the amounts set forth in the list provided by the AS Trust or its designated agent to the Pacific Trust or its designated agent pursuant to Section 3.4. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable (except as set forth in the Acquired Fund Prospectus) by the AS Trust, and will have been issued in material compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(m)                             Acquired Fund’s investment operations, from inception to the date hereof, have been in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Acquired Fund, as in effect from time to time, except, if applicable, as previously disclosed in writing to the Pacific Trust and attached hereto.

(n)                                 The execution, delivery and performance of this Agreement have been duly authorized by the Trustees of the AS Trust and by all other necessary action on the part of the AS Trust and the Acquired Fund, other than shareholder approval as required by Section 8.1 hereof. Subject to shareholder approval as required by Section 8.1 hereof, this Agreement constitutes the valid and binding obligation of the AS Trust, on behalf of the Acquired Fund, enforceable against the AS Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(o)                                 Any information provided in writing by the AS Trust in respect of the Acquired Fund or by the Acquired Fund for use, to the extent applicable, in the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Pacific Trust (the “Registration Statement”), does not, and from the date provided through and until the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties of this Subsection shall not apply to statements or omissions from the Prospectus/Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(p)                                 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the AS Trust, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, the rules and/or regulations of the NYSE Arca, Inc. and/or state securities or Blue Sky laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(q)                                 As of the Closing Date, the AS Trust and the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof, other than such restrictions as might arise under the 1933 Act or which were previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean Acquired Fund’s investments shown on the schedule of its portfolio investments as of November 29, as supplemented with such changes as Acquired Fund shall make after November 29, which changes shall be disclosed to the Pacific Trust and the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(r)                                    The books and records of Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Pacific Trust and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Acquired Fund.

(s)                                   To the best of the AS Trust’s and the Acquired Fund’s knowledge and without independent investigation, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in material conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in material conformity with such laws. There have been no known miscalculations of the net asset value of Acquired Fund or the net asset value per share of Acquired Fund which would have a material adverse effect on Acquired Fund at the time of this Agreement or on Acquired Fund’s Assets at the time of this Agreement.

(t)                                    Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder.

(u)                                 Acquired Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such Taxes or Tax return.

(v)                                 Neither the AS Trust nor Acquired Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(w)                               Acquired Fund has not changed its taxable year end since its inception, nor does it intend to change its taxable year end prior to the Closing.

(x)                                 Neither the AS Trust nor Acquired Fund has received written notification from any taxing authority that asserts a position contrary to any of the above representations.

4.2.                            Representations and Warranties of the Pacific Trust, on behalf of the Acquiring Fund.

The Pacific Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund and the AS Trust as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)                                 The Pacific Trust is a statutory trust created under the laws of the State of Delaware and is validly existing and in good standing under the laws of that State.

(b)                                 The Pacific Trust and Acquiring Fund have all necessary federal, state and local authorizations to carry on its business as now being conducted.

(c)                                  The Pacific Trust is duly registered under the 1940 Act as a management company of the open-end type and the issued and outstanding shares of the Acquiring Fund have been or will be duly registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

(d)                                 As of the Closing Date, Acquiring Fund will be a separate series of the Pacific Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust of the Pacific Trust and the 1940 Act and other applicable law.

(e)                                  As of the Closing Date, Acquiring Fund will not be in violation in any material respect of any material provisions of the Pacific Trust’s Declaration of Trust or bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(f)                                   As of the Closing Date, the Acquiring Fund’s current prospectuses and statement of additional information (collectively, the “Acquiring Fund Prospectus”) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to the Pacific Trust or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)                                  Except as has been disclosed on Schedule III, if applicable, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Pacific Trust or the Acquiring Fund, threatened as to the Acquiring Fund or any of their respective properties or assets or any person whom the Acquiring Fund may be obligated directly or indirectly to indemnify in connection with such litigation, proceedings or investigation, and Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(h)                                 Immediately prior to the Closing Date, the Acquiring Fund will have no assets or liabilities, contingent or otherwise and will have not conducted any investment operations.

(i)                                     The Acquiring Fund was established in order to effect the transactions described in this Agreement. The Acquiring Fund has not yet filed its first federal income tax return and thus have not yet elected to be treated as a RIC for federal income tax purposes. However, upon filing its first federal income tax return following the completion of its first taxable year, Acquiring Fund will elect to be a RIC and, from the beginning of its first taxable year, will take all steps necessary to ensure that it qualifies and will be treated as a “regulated investment company” under Sections 851 and 852 of the Code.

(j)                                    The authorized capital of the Pacific Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the board of trustees of the Pacific Trust may authorize from time to time. All issued and outstanding shares of the Acquiring Fund, including the Acquiring Fund Shares issued hereunder, are, and at the Closing Date will be, validly issued, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Pacific Trust, and will have been issued in material compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(k)                                 On the Closing Date, Acquiring Fund will be a new series of the Pacific Trust created within the last twelve (12) months, without assets or liabilities, formed for the sole purpose of receiving the assets, and assuming the Obligations of, the Acquired Fund in connection with the Reorganization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations). Accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements, or issued any shares except those issued in a private placement to an affiliate of the Acquiring Fund to secure any required initial shareholder approvals.

(l)                                     The execution, delivery and performance of this Agreement have been duly authorized by the board of trustees of the Pacific Trust and by all other necessary action on the part of the Pacific Trust and the Acquiring Fund and constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Pacific Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(m)                             As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Pacific Trust and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties of this Subsection shall not apply to statements or omissions made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

(n)                                 All books and records of the Acquiring Fund made available to the AS Trust and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)                                 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Funds of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and/or regulations of the NYSE Arca, Inc. and/or state securities or Blue Sky laws.

5.                                      COVENANTS OF THE PARTIES.

5.1.                            The AS Trust covenants that Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of fund shares, and regular and customary periodic dividends and distributions. The Pacific Trust covenants that Acquiring Fund will not carry on any business activities between the date hereof and the Closing Date (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations, including holding and redeeming the initial investment of the initial shareholder of the Acquiring Fund prior to the Closing Date).

5.2.                            The AS Trust will either call a meeting of shareholders for Acquired Fund to be held prior to the Closing Date to consider and act upon this Agreement and the transactions contemplated herein, including the liquidation of Acquired Fund, or solicit the written consent of the shareholders with respect to such transaction and take all other reasonable action necessary to obtain the required shareholder approval of the transaction contemplated hereby.

5.3.                            In connection with Acquired Fund shareholders’ meeting or written consent, as the case may be, referred to in Section 5.2, the Pacific Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Pacific Trust will file for registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act, provided, however, that neither the Pacific Trust nor the Acquiring Fund shall be responsible for the accuracy or completeness of information relating to the AS Trust or Acquired Fund that was furnished by the AS Trust or Acquired Fund for use therein.

5.4.                            Each of the AS Trust, the Acquired Fund, the Pacific Trust and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, the AS Trust and the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

5.5.                            Subject to the provisions of this Agreement, the AS Trust, the Acquired Fund, the Pacific Trust and the Acquiring Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things, reasonably necessary, proper or advisable to cause the conditions to the other parties’ obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6.                            The AS Trust will at the Closing Date provide the Pacific Trust with:

(a)                                 A statement of the respective adjusted tax basis of all Assets to be transferred by Acquired Fund to the Acquiring Fund;

(b)                                 A copy of any other Tax books and records of Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Sections 1.6045A-1 and 1.6045B-1(a) of the Treasury Regulations) required by law to be filed by Acquiring Fund after the Closing;

(c)                                  A copy (which may be in electronic form) of the shareholder ledger accounts of Acquired Fund;

(d)                                 All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to Acquired Fund.

(e)                                  A management representation letter directed to, and in the form and manner acceptable to, the Pacific Trust and its auditor Deloitte & Touche LLP (“Deloitte”), covering the period from the end of the Acquired Fund most recent fiscal year end through the Closing Date, for the purposes of permitting the Pacific Trust to issue its own management representation letter to the Auditor, in connection with the audit of the Acquiring Fund’s financial statements.

(f)                                   A letter from counsel directed to, and in the form and manner acceptable to, the Pacific Trust and Deloitte, that confirms (i) such party has no  knowledge of any litigation, claim, or assessment against Acquired Fund from the date of the Acquired Fund’s most recent fiscal year end through the Closing Date, that constitutes a loss contingency (as defined by ASC 450 Contingencies) that is required to be disclosed or recorded in the Acquired Fund’s financial statements; and, (ii) there has been no knowledge of or advice given to the Acquired Fund related to the existence of any unasserted claim that is material to the presentation of such fund’s financial statements and which, in such counsel’s opinion, is probably or reasonably possible of assertion and should be so recorded or disclosed in accordance with ASC 450.

5.7.                            As promptly as practicable, but in any case within sixty days after the Closing Date, Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the AS Trust’s President and Treasurer.

5.8.                            The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or Blue Sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.9.                            The AS Trust shall cause the liquidation and termination of the Acquired Fund to be effected in the manner provided in the AS Trust’s Declaration of Trust and By-Laws in accordance with applicable law and, on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and termination.

5.10.                     The AS Trust shall timely file or cause to be timely filed all Tax returns required to be filed (including extensions) with respect to the Acquired Fund for tax periods ending on or before the Closing Date, and Pacific Trust shall timely file or cause to be timely filed all Tax returns required to be filed with respect to the Acquired Fund and any Tax returns required to be filed with respect to the Acquiring Fund for any period ending after the Closing Date; provided, however, the AS Trust shall file with the relevant taxing authorities, and make available to the Pacific Trust, on or before March 31, 2020, all income Tax returns (e.g., Form 1120-RIC) required to be filed by the Acquired Fund for their fiscal year ended 2019.

5.11.                     The AS Trust and the Acquired Fund will not acquire Acquiring Fund Shares for the purpose of making distributions thereof other than to the shareholders of the Acquired Fund.

5.12.                     [Reserved].

5.13                        The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

6.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PACIFIC TRUST AND THE ACQUIRING FUND.

The respective obligations of the Pacific Trust and the Acquiring Fund to complete the transactions provided for herein with respect to the Reorganization shall be subject, at its election, to the performance by the AS Trust, on behalf of itself and the Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions with respect to the Reorganization:

6.1.                            The AS Trust, on behalf of the Acquired Fund, shall have delivered to the Pacific Trust a certificate executed on its behalf by the AS Trust’s President or any Vice President and its Treasurer or any Assistant Treasurer, in form and substance reasonably satisfactory to the Pacific Trust and dated as of the Closing Date, to the effect that the representations and warranties of the AS Trust and the Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the AS

Trust and the Acquired Fund have complied in all material respects with all the covenants and agreements and satisfied all of the conditions on the parts to be performed or satisfied in all material respects by them under this Agreement at or prior to the Closing Date.

6.2.                            The AS Trust shall have furnished to the Pacific Trust (i) a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, and (ii) a certificate of the AS Trust’s President or any Vice President and Treasurer or any Assistant Treasurer, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since November 29, 2019 (other than changes caused by changes in market conditions generally and those occurring in the ordinary course of business).

6.3.                            The AS Trust shall have furnished to the Pacific Trust a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the AS Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request within a reasonable time prior to the Closing Date.

6.4.                            The AS Trust’s custodian shall have delivered to the Pacific Trust a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.5.                            The Pacific Trust, on behalf of the Acquiring Fund or its designated agent, shall have received from the AS Trust (i) a record specifying the number of shares of the Acquired Fund outstanding as of the Valuation Date and (ii) a record specifying the name and address of each holder (or their nominee) of record of any shares of the Acquired Fund and the number of shares of the Acquired Fund held of record by each such shareholder as of the Valuation Date.

6.6.                            The Pacific Trust shall have received a favorable opinion of counsel to the AS Trust, with respect to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of counsel appropriate to render the opinions expressed therein, and in a form satisfactory to the Pacific Trust, substantially to the following effect:

(a)                                 The AS Trust is a statutory trust validly existing and in good standing under laws of the State of Delaware, and the Acquired Fund is a separate series of the AS Trust duly constituted under the Declaration of Trust and By-Laws of the AS Trust.

(b)                                 The Agreement has been duly authorized, executed and delivered by the AS Trust, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and binding obligation of the Acquired Fund, enforceable against the AS Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)                                  Reserved.

(d)                                 Under the laws of the State of Delaware and the federal laws of the United States, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained by the AS Trust or the Acquired Fund in connection with the execution and delivery of the Agreement or the consummation of the Reorganization, except (i) such as have been obtained or made prior to the date hereof or (ii) such as may be required under state securities or Blue Sky laws (as to which counsel to the AS Trust expresses no opinion).

(e)                                  The execution and delivery of this Agreement by the AS Trust, on behalf of the Acquired Fund, did not, and the performance by the AS Trust and the Acquired Fund of their obligations hereunder will not, violate the AS Trust’s Declaration of Trust, By-Laws, or any material contract of the AS Trust listed in the Acquired Fund’s current registration statement.

7.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE AS TRUST AND THE ACQUIRED FUND.

The respective obligations of the AS Trust and Acquired Fund to complete the transactions provided for herein with respect to the Reorganization shall be subject, at its election, to the performance by the Pacific Trust, on behalf of itself and the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions with respect to the Reorganization:

7.1.                            The Pacific Trust shall have delivered to the AS Trust a certificate executed on its behalf by the Pacific Trust’s President or any Vice President and its Treasurer or any Assistant Treasurer, in form and substance satisfactory to the AS Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Pacific Trust has complied in all material respects with all the covenants and agreements and satisfied all of the conditions to be performed or satisfied in all material respects by it under this Agreement at or prior to the Closing Date.

7.2.                            The Pacific Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the AS Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Obligations of the Acquired Fund existing at the Valuation Date in accordance with Section 1 hereof in connection with the transactions contemplated by this Agreement.

7.3.                            The AS Trust shall have received a favorable opinion of counsel to the Pacific Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of counsel appropriate to render the opinions expressed therein, and in a form satisfactory to the AS Trust, substantially to the following effect:

(a)                                 The Pacific Trust is a validly existing and in good standing Delaware statutory trust, and the Acquiring Fund is a separate series of the Pacific Trust duly constituted under the Declaration of Trust and Bylaws of the Pacific Trust.

(b)                                 The Agreement has been duly authorized, executed and delivered by the Pacific Trust, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Pacific Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)                                  Assuming that consideration therefor of not less than the net asset value thereof has been paid, the shares of the Acquiring Fund to be issued and delivered to the Acquired Fund on behalf of the shareholders of the Acquired Fund as provided by the Agreement are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable shares of beneficial interest in the Acquiring Fund (except as described in the Registration Statement), and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof pursuant to the laws of the State of Delaware and the federal laws of the United States or the Pacific Trust’s Declaration of Trust or Bylaws.

(d)                                 Under the laws of the State of Delaware and the federal laws of the United States, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained by the Pacific Trust or the Acquiring Fund in connection with the execution and delivery of the Agreement or the consummation of the Reorganization, except (i) such as have been obtained or made prior to the date hereof or (ii) such as may be required under state securities or Blue Sky laws (as to which counsel to the Pacific Trust expresses no opinion).

(e)                                  The execution and delivery of this Agreement by the Pacific Trust, on behalf of the Acquiring Fund, did not, and the performance by the Pacific Trust and the Acquiring Fund of their obligations hereunder will not, violate the Pacific Trust’s Declaration of Trust, Bylaws, or any material contract of the Pacific Trust listed in the Acquiring Fund’s current registration statement.

7.4.                            Prior to the Closing, (a) the trustees of the Pacific Trust shall have authorized the issuance of and the Acquiring Fund shall have issued one share to the initial shareholder in consideration of the payment of $25.00, and (b) each of PGA and the initial shareholder(s) (as the sole initial shareholder(s)) shall have approved the investment advisory agreement between the Pacific Trust, on behalf of the Acquiring Fund, and PGA.

7.5.                            Reserved.

8.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

With respect to the Reorganization, the respective obligations of the Pacific Trust and the Acquiring Fund and the AS Trust and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.                            This Agreement shall have been approved by the shareholders of the Acquired Fund in the manner required by the AS Trust’s Declaration of Trust, By-Laws and applicable law, and the parties shall have received reasonable evidence of such approval.

8.2.                            The conditions for the closing of the transaction between PGA and AdvisorShares pursuant to the Adoption Agreement between PGA and AdvisorShares, dated as of April 12, 2019, shall have been satisfied or waived by the applicable party such that such transaction shall be consummated simultaneously with the Reorganization pursuant to this Agreement.

8.3.                            On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding instituted by anyone other than the AS Trust, the Pacific Trust, AdvisorShares or its affiliates or PGA or its affiliates shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4.                            All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission, the NYSE Arca, Inc. and of state Blue Sky and securities authorities) deemed necessary by the AS Trust or the Pacific Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.5.                            The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6.                            The post-effective amendment to the registration statement of the Pacific Trust on Form N-1A relating to shares of the Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.

8.7.                            The AS Trust and the Pacific Trust shall have received an opinion of Thompson Hine LLP, dated on the Closing Date (which opinion will be subject to certain qualifications) and satisfactory to both parties, substantially to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, the terms of this Agreement and in accordance with customary representations provided by the Pacific Trust and the AS Trust in certificates delivered to each other and to Thompson Hine LLP, as to the Acquired Fund and the Acquiring Fund:

(a)                                 The Reorganization as described in Section 1 hereof will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)                                 Under Sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all Obligations of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation.

(c)                                  Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption by the Acquiring Fund of all the Obligations of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d)                                 Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as Acquired Fund’s tax basis immediately prior to the transfer.

(e)                                  Under Section 1223(2) of the Code, the Acquiring Fund’s holding period of each asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will include the period during which such asset was held or treated for federal income tax purposes as held by the Acquired Fund.

(f)                                   Under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of their shares of the Acquired Fund for Acquiring Fund Shares.

(g)                                  Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares a Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefor.

(h)                                 Under Section 1223(1) of the Code, the Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the shareholder’s holding period for the shares of the Acquired Fund exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets on the date of the exchange.

(i)                                     The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code.

(j)                                    No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring

Fund Shares by the Acquired Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c) of the Code.

The opinion will be based on certain factual certifications made by officers of the AS Trust and the Pacific Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.8.                            At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1) may be jointly waived by the board of trustees of the AS Trust and the board of trustees of the Pacific Trust, if, in the judgment of the board of trustees of the AS Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund, and, in the judgment of the board of trustees of the Pacific Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

9.                                      BROKERAGE FEES AND EXPENSES.

9.1.                            Each of the AS Trust, on behalf of the Acquired Fund, and the Pacific Trust, on behalf of the Acquiring Fund, represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission from it arising out of the transactions contemplated by this Agreement.

9.2.                            PGA and AdvisorShares agree that none of the costs and expenses incurred in connection with the Reorganization, which are solely and directly related to the Reorganization (within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187), whether or not the Reorganizations are consummated, will be borne by the AS Trust, the Acquired Fund, the Pacific Trust or the Acquiring Fund and that such costs and expenses will be borne by PGA and AdvisorShares in accordance with the terms of the Adoption Agreement; except that in all cases, the party directly incurring such costs and expenses shall bear them if and to the extent that payment by PGA or AdvisorShares would result in the disqualification of the Acquiring Fund or the Acquired Fund as a regulated investment company. AdvisorShares shall be solely responsible for any costs or expenses incurred in connection with the termination, dissolution and complete liquidation of the Acquired Fund.

10.                               ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.                     Each of the AS Trust, on behalf of the Acquired Fund, and the Pacific Trust, on behalf of the Acquiring Fund, agrees that it has not made any representation, warranty or covenant not set forth herein with respect to the Reorganization and that this Agreement constitutes the entire agreement between the parties with respect to the Reorganization.

10.2.                     No representation, warranty or covenant contained in this Agreement or in any document, certificate or other instrument required to be delivered under this Agreement shall survive the Closing or termination of this Agreement (except as provided in Section 11.3 hereof), and no party shall, therefore, have any recourse therefore against any other party in connection therewith; provided that this Section 10.2 shall not limit any covenant contained herein that by its terms contemplates performance after Closing nor shall it limit any covenants contained in Section 9.2.

11.                               TERMINATION.

11.1.                     This Agreement may be terminated by the mutual agreement of the AS Trust and the Pacific Trust prior to the Closing Date.

11.2.                     In addition, either of the AS Trust or the Pacific Trust may at its option terminate this Agreement, with respect to the Reorganization at or prior to the Closing Date because:

(a)                                 Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)                                 A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met as of February 28, 2020;

(c)                                  Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

(d)                                 The board of trustees of the AS Trust or the board of trustees of the Pacific Trust has resolved to terminate this Agreement after determining in good faith that circumstances have developed that would make proceeding with a Reorganization not in the best interests of the Acquired Fund’s shareholders or the Acquiring Fund’s shareholders.

11.3.                     In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that Sections 9.2, 10, 11.3, 13, 14 and 15 shall survive any termination of this Agreement.

12.                               TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the shares of the Acquired Fund on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.                               AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be jointly agreed upon in writing by the AS Trust and the Pacific Trust (and, for purposes of amendments to Sections 3.2, 9.2 and 10.2, PGA and AdvisorShares, as applicable).

14.                               NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid certified mail, facsimile, electronic mail or overnight courier addressed to the AS Trust, the Acquired Fund, or AdvisorShares at 4800 Montgomery Lane, Bethesda, Maryland 20814 and to the Pacific Trust, the Acquiring Fund or PGA at 840 Newport Center Drive, 7th Floor, Newport Beach, California, 92660.

15.                               MISCELLANEOUS.

15.1.                     The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.                     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.                     This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.                     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.                     All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6.                     [Reserved]

15.7.                     The AS Trust acknowledges and agrees that all obligations of the Pacific Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Pacific Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series (other than the Acquiring Fund) of the Pacific Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the AS Trust nor the Acquired Fund shall seek satisfaction of any such obligation or liability of the Acquiring Fund from the shareholders of the Pacific Trust, the trustees, officers, employees or agents of the Pacific Trust, or any of them.

16. COOPERATION AND EXCHANGE OF INFORMATION

The AS Trust and the Pacific Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of taxes requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or their respective agents will either retain for a period of six (6) years following the Closing or deliver to the other party or its respective agent all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for their taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

ADVISORSHARES TRUST, on behalf of the Acquired Fund

By:	/s/ Dan Ahrens

Name:	Dan Ahrens
Title:	Secretary & Treasurer

PACIFIC GLOBAL ETF TRUST, on behalf of the Acquiring Fund

By:	/s/ Josh Schwab	By:	/s/ JG Lallande

Name:	Josh Schwab	Name:	JG Lallande
Title:	Vice President & Treasurer	Title:	Vice President & Assistant Secretary

For purposes of Sections 3.2, 9.2 and 10.2 only:

PACIFIC GLOBAL ADVISORS LLC

By:	/s/ Josh Schwab	By:	/s/ JG Lallande

Name:	Josh Schwab	Name:	JG Lallande
Title:	Managing Director	Title:	Legal Counsel & Assistant Secretary

For purposes of Sections 9.2 and 10.2 only:

ADVISORSHARES INVESTMENTS, LLC

By:	/s/ Dan Ahrens

Name:	Dan Ahrens
Title:	Managing Director

APPENDIX B

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been derived from the financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	For the period February 18, 2015* to June 30, 2015
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$48.87	$49.35	$48.73	$49.66	$50.00
Investment Operations
Net Investment Income (Loss) (1)	2.10	1.78	1.73	1.74	0.62
Net Realized and Unrealized Gain (Loss)	(0.15)	(0.63)	0.58	(0.95)	(0.38)
Distributions of Net Realized Gains by other investment companies	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	1.95	1.15	2.31	0.79	0.24
Distributions from Net Investment Income	(2.09)	(1.63)	(1.69)	(1.72)	(0.58)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.09)	(1.63)	(1.69)	(1.72)	(0.58)
Net Asset Value, End of Year/Period	$48.73	$48.87	$49.35	$48.73	$49.66
Market Value, End of Year/Period	$48.72	$48.99	$49.33	$48.26	$49.78
Total Return
Total Investment Return Based on Net Asset Value (3)	4.09%	2.36%	4.78%	1.69%	0.47%
Total Investment Return Based on Market Value (3)	3.82%	2.65%	5.75%	0.46%	0.71%
Ratios/ Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$29,240	$29,323	$27,143	$26,800	$27,312
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements (4)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses, prior to expense waivers and reimbursements (4)	1.63%	1.62%	1.39%	1.51%	1.41%
Net Investment Income (Loss) (4)	4.31%	3.61%	3.49%	3.58%	3.46%
Portfolio Turnover Rate (5)	70%	73%	52%	27%	102%

*    Commencement of operations.

(1) Based on average shares outstanding.

(2) The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(3) Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period.  Periods less than one year are not annualized.  Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

(4) Ratios of periods of less than one year have been annualized.  Excludes expenses incurred by the underlying investments in other funds.

(5) Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

B-1

STATEMENT OF ADDITIONAL INFORMATION

December 8, 2019

FOR THE REORGANIZATION OF

AdvisorShares Pacific Asset Enhanced Floating Rate ETF (FLRT)

a series of AdvisorShares Trust

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

IN EXCHANGE FOR SHARES OF

Pacific Global Senior Loan ETF

a series of Pacific Global ETF Trust

840 Newport Center Drive, 7th Floor

Newport Beach, California 92660

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated, December 8, 2019, for the Special Meeting of Shareholders of AdvisorShares Trust with respect to the AdvisorShares Pacific Asset Enhanced Floating Rate ETF (the “Existing Fund” ) to be held on December 26, 2019. At the Special Meeting, shareholders of the Existing Fund will be asked to consider and approve the proposed Agreement and Plan of Reorganization, by and between AdvisorShares Trust, on behalf of the Existing Fund, and Pacific Global ETF Trust, on behalf of the Pacific Global Senior Loan ETF, a series of Pacific Global ETF Trust (the “New Fund” or “Fund”).  Copies of the Prospectus/Proxy Statement may be obtained at no charge by calling 1-866-933-2398. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about the Existing Fund is contained in the following documents, which are incorporated herein by reference:

•                  the Statement of Additional Information for the Existing Fund dated November 1, 2019;

•                  the Annual Report to Shareholders for the Existing Fund for the fiscal year ending June 30, 2019, which includes audited financial statements of the Existing Fund and the independent registered public accountants’ report thereon; and

•                  the Semi-Annual Report to Shareholders for the Existing Fund for the fiscal period ending December 31, 2018, which includes unaudited financial statements of the Existing Fund.

Copies of the foregoing documents are available upon request and without charge by calling (877) 843-3831.

PRO FORMA FINANCIAL STATEMENTS

The New Fund has not yet commenced operations and, therefore, has no financial statements and has not produced shareholder reports. Pro forma financial statements are not presented as the Existing Fund is being combined with the New Fund, a newly-created series of Pacific Global ETF Trust, which does not have any assets or liabilities.

The information that follows constitutes the Statement of Additional Information for Pacific Global ETF Trust and the New Fund.

TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE TRUST	1

INVESTMENT POLICIES AND RISKS	1

INVESTMENT RESTRICTIONS AND POLICIES	47

BOARD OF TRUSTEES OF THE TRUST	49

MANAGEMENT AND OTHER SERVICE PROVIDERS	56

PORTFOLIO HOLDINGS DISCLOSURE	62

QUARTERLY PORTFOLIO SCHEDULE	62

CODE OF ETHICS	62

PROXY VOTING POLICIES AND PROCEDURES	62

BROKERAGE TRANSACTIONS	63

EXCHANGE LISTING AND TRADING	65

BOOK ENTRY ONLY SYSTEM	66

CREATION AND REDEMPTION OF CREATION UNITS	67

DETERMINATION OF NET ASSET VALUE	75

DIVIDENDS AND DISTRIBUTIONS	75

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	76

TAXES	76

CAPITAL STOCK	89

SHAREHOLDER REPORTS	90

FINANCIAL STATEMENTS	90

DISCLAIMERS	90

APPENDIX A: PACIFIC GLOBAL ADVISORS LLC PROXY VOTING POLICIES	A-1

APPENDIX B: PACIFIC ASSET MANAGEMENT PROXY VOTING POLICIES	B-1

APPENDIX C: BOND RATINGS	C-1

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust consists of separate investment portfolios, one of which is described in this SAI: Pacific Global Senior Loan ETF (the “Fund”). The Fund acquired all of the assets and liabilities of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF (“Predecessor Fund”), a series of the AdvisorShares Trust, in a tax-free reorganization on December 27, 2019. The Predecessor Fund had substantially the same investment objectives, strategies and policies as the Fund at the time of the Reorganization. The Fund is a diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is actively managed. The Trust was organized as a Delaware statutory trust on June 26, 2018. The shares of the Fund are referred to herein as “Shares.” Pacific Global Advisors LLC (the “Adviser”) acts as investment adviser to the Fund. Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management (the “Sub-Adviser”) acts as sub-adviser to the Fund.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for the deposit or delivery of cash (“Deposit Cash”). The Trust reserves the right to, in certain circumstances, permit or require the exchange of Creation Units partially or solely for securities in the Fund’s portfolio (“Deposit Securities”). Shares will be listed on the NYSE Arca, Inc. exchange (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of 50,000 Shares, though this may change from time to time. Creation Units are not expected to consist of fewer than 50,000 Shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities or Deposit Cash (collectively, the “Fund Deposit”), as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings “Summary Information—Principal Investment Strategies of the Fund” with respect to the applicable Fund, “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund and “Additional Information About the Fund’s Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Considerations and Risks

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

The Fund will file with the National Futures Association (“NFA”) a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operations. Therefore, the Fund, the Adviser, and Sub-Adviser (both with respect to the Fund) are not subject to registration or regulation as a commodity pool or CPO under the CEA. If the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

Active Management Risk

The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Asset-Backed Securities

The Fund may invest in asset-backed securities (“ABSs”), which are bonds backed by pools of loans or other receivables. ABSs are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABSs are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABSs include various forms of credit enhancement. Some ABSs, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABSs also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABSs have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABSs are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Consistent with the Fund’s investment objectives and policies, the Adviser also may invest in other types of ABSs.

Authorized Participant Concentration

Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund’s prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Borrowing

The Fund may borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulation from time to time. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. The Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three (3) days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

The Fund also may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by such Fund. To the extent the Fund “covers” its obligations or liabilities by the segregation or “earmarking” of assets, in accordance with procedures adopted by Board reasonably designed to be consistent with the regulations, rules and SEC staff interpretations under the 1940 Act, such borrowing will not be (i) considered a “senior security” by the Fund or (ii) subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on the Fund’s NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Costs of Buying or Selling Shares Risk

Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Cybersecurity and Disaster Recovery Risks

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third party service providers (including, but not limited to, the adviser, the sub-adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations

The Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment-grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment-grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid securities, however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., fixed income risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, and (iv) the possibility that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Counterparty Risk

The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The use of swap agreements and similar instruments exposes the Fund to risks that are different than those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund’s investment.

Credit Risk

Credit risk is the risk that the Fund could lose money if an issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The Fund is also subject to the risk that its investment in a debt instrument could decline because of concerns about the issuer’s credit quality or perceived financial condition. Fixed income securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

Foreign Currency Transactions

Foreign Currencies

The Fund may invest directly and indirectly in foreign currencies. The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. When used for hedging purposes, forward currency contracts tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

•                  Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

•                  Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

•                  Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

•                  Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debts.

•                  Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

•                  Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that the Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s NAV as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Currency-Related Derivatives and Other Financial Instruments

The Fund may use currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter (“OTC”) options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a short-term credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

The Fund’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund or an underlying fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency.

The Fund in which it invests may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. If the Fund enters into a currency hedging transaction, the Fund will “cover” its position so as not to create a “senior security” as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

Custody Risk

Less developed markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.

Derivatives

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if the Fund invested directly in the underlying securities.

Equity Securities

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Fund may invest in the types of equity securities described below.

Common Stock

Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Warrants

Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third-party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Small and Medium Capitalization Issuers

Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Master Limited Partnerships (“MLPs”)

MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or the oil and gas industries.

Rights

A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Exchange-Traded Product Risk

The Fund may invest in certain ETPs. Through its positions in ETPs, the Fund generally will be subject to the risks associated with such vehicle’s investments, or reference assets/benchmark components in the case of ETNs, including the possibility that the value of the securities or instruments held by or linked to an ETP could decrease. Certain of the ETPs may hold common portfolio positions, thereby reducing any diversification benefits. The ETPs in which the Fund invests are pooled investment vehicles that are not registered pursuant to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act including the investor protections afforded by the 1940 Act. Under normal market conditions, the Fund will purchase shares of or interest in ETPs in the secondary market. When the Fund invests in an ETP (except an ETN), in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the ETP’s expenses (including operating costs and management fees). Because ETNs are debt securities and not pools of securities, the Fund pays a specific investor fee for its investments in ETNs. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an ETP.

Fixed Income Securities

The Fund and certain of the underlying ETPs may invest in fixed income securities. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect an investing Fund’s NAV. Additional information regarding fixed income securities is described below.

Duration

Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Creditor Liability and Participation on Creditors’ Committees

Generally, when a fund holds bonds or other similar fixed income securities of an issuer, the fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer it, may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when its Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund. Further, the Adviser or Sub-Adviser has the authority to represent the Trust, or its Fund, on creditors committees or similar committees and generally with respect to challenges related to the securities held by the Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Variable and Floating Rate Securities

Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Bank Obligations

Bank obligations may include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third-party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets. Subject to the Trust’s limitation on concentration, as described in the “Investment Restrictions” section below, there is no limitation on the amount of the Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.

Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Debt Securities

Fixed income securities are debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date, as discussed above. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate debt securities, government securities, municipal securities, convertible securities, and mortgage-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and currency risk.

Corporate Debt Securities

The Fund and certain of the underlying ETPs may invest in corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time. Selection will generally be dependent on independent credit analysis or fundamental analysis performed by the Fund’s Adviser. The Fund may invest in all grades of corporate debt securities, including below investment-grade securities, as discussed below. See Appendix A for a description of corporate bond ratings. The Fund also may invest in unrated securities.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower-ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Below Investment-Grade Debt Securities

The Fund and certain of the underlying ETPs may invest in below investment-grade securities. Below investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc. or (“Moody’s”) lower than BBB- by Standard & Poor’s (“S&P”)) or are determined to be of comparable quality by the Fund’s Adviser. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund’s advisor in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase. However, its Adviser will monitor the investment to determine whether continued investment in the security is in the best interest of shareholders.

Unrated Debt Securities

The Fund may invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Commercial Paper

The Fund may invest in commercial paper. Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Floating Rate Loans

Floating rate loans (or bank loans) are usually rated below investment grade. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. In addition, a significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive covenants on the borrower or may contain other borrower-friendly characteristics. The Fund’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Prepayment/Extension Risk

Floating rate loans are also subject to prepayment risk (also called extension risk). Borrowers may pay off their loans sooner than expected particularly when interest rates are falling. The Fund investing in such securities will be forced to reinvest this money at lower yields, which can reduce the Fund’s returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Pre-payment and call risk typically occur when interest rates are declining. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates.

Collateral Risk

A loan may not be fully collateralized and can decline significantly in value. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Other Floating Rate Loan Risks

Floating rate loans generally are subject to restrictions on transfer, and the Fund may be unable to sell its bank loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than their fair market value. The Fund may find it difficult to establish a fair value for loans it holds. Further, the trading market for floating rate loans could be impacted by regulatory action or reforms around the manner in which floating interest rates are determined. If a published rate is unavailable, the rate of interest on a floating rate loan could effectively become fixed, which would in turn adversely affect the value of the floating rate loan. In addition, floating rate loans generally are subject to extended settlement periods in excess of seven days, which may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans. The Fund has established a line of credit facility to assist with cash flow management and liquidity.

If the Fund acquires a participation in a loan, the Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. A loan may also be in the form of a bridge loan, which are designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Floating rate loans, like other debt securities, may be paid off early if the issuer of a security can repay principal prior to the maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

A loan may be a senior loan or a junior loan. Senior loans typically provide lenders with a first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to certain limitations of bankruptcy law). However, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In addition, senior loans are subject to the risk that a court could subordinate such senior loans to presently existing or future indebtedness of the borrower, or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. Any such actions could negatively affect a Fund’s performance. To the extent a Fund invests in junior loans, these loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

The loans in which the Fund will invest will generally be secured and senior to other indebtedness of the borrower. Each loan generally will be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. Collateral also may include guarantees or other credit support by affiliates of the borrower. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Adviser or Sub-Adviser. The value of collateral may decline after the Fund’s investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. The loan agreement may or may not require the borrower to pledge additional collateral to secure the senior loan if the value of the initial collateral declines. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans generally are repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. To the extent that the Fund invests in unsecured loans, if the borrower defaults on such loan, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan, the collateral may not be sufficient to cover both the senior and subordinated loans. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.

Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents typically are paid fees by the borrower for their services.

The agent is responsible primarily for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is paid a fee by the borrower for its services. The agent generally is required to administer and manage the senior loan on behalf of other lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally also is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a senior loan. The Fund normally relies on the agent to collect principal of and interest on a senior loan. The Fund also relies in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the Fund (or the lender from whom the Fund has purchased a participation) of any adverse change in the borrower’s financial condition. Insolvency of the agent or other persons positioned between the Fund and the borrower could result in losses for the Fund.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor, with respect to an assignment interpositioned between the Fund and the borrower, become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in its NAV.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement also may require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan.

In the process of buying, selling and holding senior loans, The Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. Facility fees are paid to lenders when a senior loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a senior loan commitment. Lenders may receive prepayment penalties when a borrower prepays a senior loan. Whether the Fund receives a facility fee in the case of an assignment, or any fees in the case of a participation, depends on negotiations between the Fund and the lender selling such interests. When the Fund buys an assignment, it may be required to pay a fee to the lender selling the assignment, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee.

Notwithstanding its intention in certain situations not to receive material, non-public information with respect to its management of investments in loans, the Adviser or the Sub-Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s or the Sub-Adviser’s efforts to avoid such possession, but in other instances the Adviser or the Sub-Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). The Adviser’s or the Sub-Adviser’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s or the Sub-Adviser’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede a Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede a Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which make it more difficult for a Fund to raise cash to pay investors when they redeem their shares in the Fund. A Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders. These actions may impact a Fund’s performance (in the case of holding cash or selling securities) or increase a Fund’s expenses (in the case of borrowing).

It is also unclear whether the U.S. federal securities laws, which afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities, would be available to a Fund’s investments in a loan. This is because a loan may not be deemed to be a security in certain circumstances. In these instances, the Fund may need to rely on contractual provisions in the loan documents for some protections and also avail itself of common law fraud protections under applicable state law, which could increase the risk and expense to the Fund of investing in loans. In addition, holders of such loans may from time to time receive confidential information about the borrower. In certain circumstances, this confidential information may be considered material non-public information. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Fund that receives confidential information about a borrower for loan investments might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. For this reason, a Fund or its Manager may determine not to receive confidential information about a borrower for loan investments, which may disadvantage the Fund relative to other investors who do receive such information.

Some covenant lite loans may be in the market from time to time which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached. The Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

Fluctuation of Net Asset Value

The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above the NAV of the Shares of the Fund. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identify to, the same forces influencing the prices of the stocks of the Fund’s Index trading individually or in the aggregate at any point in time.

Foreign Securities

An investment in the Fund involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments and changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in any of the Fund also involves certain risks and considerations not typically associated with investing in the Fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

ADRs, GDRs and EDRs

The Fund may purchase equity securities of non-U.S. issuers. To the extent the Fund invests in equity securities of non-U.S. issuers, certain of the Fund’s investments in such securities may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Emerging Markets

Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging market countries and may increase the expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political and social instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

The Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Futures and Options

Futures contracts and options may from time to time be used by the Fund to facilitate trading or to reduce transaction costs. The Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. The Fund will not use futures or options for speculative purposes.

Risk of Futures and Options

There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Futures

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific asset, currency, rate or index at a specified future time and at a specified price. Stock index futures are based on investments that reflect the market value of common stock of the firms included in an underlying index. The Fund may enter into futures contracts to purchase securities indexes when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

Upon entering into a futures contract, the Fund will be required to deliver to an account controlled by the FCM an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the FCM will be made daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”

At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Options

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option becomes contractually obligated to take the opposite futures position specified in the option.

Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value per Share (“NAV”) of the Fund.

The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The writer of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the writer were required to take such a position, it could bear substantial losses. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.

U.S. Federal Tax Treatment of Futures Contracts

The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts or options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts or options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts or options contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for the Fund to continue to qualify for U.S. federal income tax treatment as a “regulated investment company” under Section 851 of the Code, at least 90% of the Fund’s gross income for a taxable year must be derived from qualifying sources, including, dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or options contracts will be considered gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90% requirement.

The Fund intends to distribute to shareholders annually any net capital gains that have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures transactions and certain options contracts. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments, and shareholders are advised on the nature of the distributions.

High Yield Securities Risk

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as high yield securities and are commonly referred to as “junk bonds.” Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield issuers is more complex than for higher-rated securities, making it more difficult for the Sub-Advisor to accurately predict risk. There is a greater risk with high yield fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that Fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these securities are generally considered to be speculative.

Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, a fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities in lower-yielding securities. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity.

Interest Rate Risk

The values of fixed rate debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates. Leverage Risk. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and, therefore, increase its volatility. There is no guarantee that the Fund will use leverage, or when it does, that the Fund’s leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a high return on an investment. The Sub-Advisor will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent of the financial exposure to the Fund. This requirement limits the amount of leverage the Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements. Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Sub-Advisor to dispose of such securities at a fair price at the time the Sub-Advisor believes it is desirable to do so. In addition, the Fund’s investments in ETNs and certain other ETPs may be subject to restrictions on the amount and timing of any redemptions. The Fund’s investments in such securities may restrict the Fund’s ability to take advantage of other market opportunities and adversely affect the value of the Fund’s portfolio holdings. The Fund’s investments in certain ETPs also may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Investment Companies

The Fund may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above and while they have no current intention to do so, the Fund may invest in different types of investment companies from time to time, including business development companies (“BDCs”). A BDC is a less common type of an investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with managerial assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, the Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of a computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, the fees and expenses of the Fund that invests in a BDC will be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses are not included as an operating expense of the Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of the Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

Issuer Risk

Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Leverage Risk

Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and, therefore, increase its volatility. There is no guarantee that the Fund’s leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a high return on an investment. The Sub-Advisor will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent of the financial exposure to the Fund. This requirement limits the amount of leverage the Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements.

Liquidity Risk

In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Sub-Advisor to dispose of such securities at a fair price at the time the Sub-Advisor believes it is desirable to do so. In addition, the Fund’s investments in ETNs and certain other ETPs may be subject to restrictions on the amount and timing of any redemptions. The Fund’s investments in such securities may restrict the Fund’s ability to take advantage of other market opportunities and adversely affect the value of the Fund’s portfolio holdings. The Fund’s investments in certain ETPs also may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Management Risk

As the Fund may not fully replicate the Index, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results.

Market Risk

An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting the securities markets generally or a specific issuer or market. The Fund may not fully replicate its Index and may hold securities not included in its Index. As a result, the Fund is subject to the risk that the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of actual or perceived factors affecting an issuer (e.g., an unfavorable earnings report), the industry or sector in which it operates, or the market as a whole, which may reduce the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or long periods. The market values of the securities the Fund holds can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. Although equity securities generally tend to have greater price volatility than debt securities, under certain market conditions, debt securities may have comparable or greater price volatility. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Market Trading Risk

The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to Shares trading at a premium or discount to the Fund’s NAV.

Absence of Prior Active Market

While the Fund’s Shares are listed on an Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. The Distributor does not maintain a secondary market in Shares.

Trading Issues

Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the

Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Mortgage-Related Securities

The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities

The Fund may invest in mortgage pass-through securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities

The Fund may invest in agency mortgage-related securities. The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned United States government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States government) include the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the United States government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase a limited amount of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. The SPAs contain various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Please see “U.S. Government Securities” for additional information on these agreements.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor.

In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers, (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis, and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Collateralized Mortgage Obligations (“CMOs”)

The Fund may invest in CMOs, which are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches-known as support bonds, companion bonds or non-PAC bonds which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with the Fund’s investment objectives and policies, its Adviser may invest in various tranches of CMO bonds, including support bonds.

Commercial Mortgage-Backed Securities

The Fund may invest in commercial mortgage-backed securities, which include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

The Fund may invest in other mortgage-related securities, which include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

The Fund may invest in CMO residuals, which are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities (“ARMBSs”)

The Fund may invest in ARMBSs, which have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities (“SMBSs”)

The may invest in SMBS, which are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

National Closed Market Trading Risk

To the extent that the underlying securities held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

Operational Risk

The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Prepayment Risk

The Fund invests in floating rate loans and may invest in mortgage related securities, each of which, like other debt securities, may be paid off early if the issuer of a security can repay principal prior to the maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. If interest rates are rising, the duration of fixed rate mortgage-related securities may be extended, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk.

Real Estate Investment Trusts

The Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Investing in foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and the Fund will bear a proportionate share of those expenses.

Repurchase Agreements

A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, determined to be of comparable quality by the Adviser. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund could not hold directly without the repurchase obligation.

Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term credit rating categories by at least one NRSRO or, if unrated, deemed by the Adviser to be of equivalent quality.

Repurchase agreements pose certain risks for the Fund if it utilizes them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.

Sector Risk

Sector risk is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market.

Securities Lending

The Fund may lend portfolio securities to certain borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Investing cash collateral subjects the Fund to greater market risk, including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

Short Sales

The Fund may engage regularly in short sales transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short or (b) otherwise cover the Fund’s short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions

Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity for cash equitization, funding, or under abnormal market conditions. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by Standard & Poor’s Financial Services LLC, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Structured Notes

A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or the London Interbank Offered Rate (“LIBOR”)), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Swaps

OTC swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of such swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and Securities and Exchange Commission (“SEC”) recently defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Exchange-trading is expected to increase liquidity of swaps trading.

In addition, with respect to cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which the Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before the Fund can enter into a new trade, market conditions may become less favorable to the Fund.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

Time Deposits and Eurodollar Time Deposits

The Fund may invest in time deposits, and specifically eurodollar time deposits. Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. Eurodollars are deposits denominated in dollars at banks outside of the United States and Canada and thus, are not under the jurisdiction of the Federal Reserve. Because Eurodollar time deposits are held by financial institutions outside of the United States and Canada, they may be subject to less regulation and therefore, may pose more risk to the Fund than investments in their U.S. or Canadian counterparts.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. On September 8, 2017, following passage by Congress, the President of the United States signed the Continuing Appropriations Act, 2018 and Supplemental Appropriations for Disaster Relief Requirements Act, 2017, which suspends the statutory debt limit through December 8, 2017. On January 22, 2018, Congress passed a short-term funding measure to allow legislators until February 8, 2018 to negotiate a longer-term solution. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

Valuation Risk

The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities or assets that trade low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Warrants and Subscription Rights

Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When-Issued Securities, Delayed-Delivery and Forward Commitment Securities

A when-issued, delayed-delivery or forward commitment security is one whose terms are available and for which a market exists, but which have not been issued. If the Fund engages in when-issued, delayed-delivery or forward commitment  transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into when-issued, delayed-delivery or forward commitment transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Zero Coupon Bonds

The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their un-matured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds, which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of STRIPS. While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INVESTMENT RESTRICTIONS AND POLICIES

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.             The Fund may not make loans, except that the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;

2.             The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.             The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.             The Fund may not purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.             The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

6.             The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

7.             The Fund may not purchase any security if, as a result of that purchase, more than 25% of the Fund’s net assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

The Fund’s policy to, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in senior secured floating rate loans is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with at least sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Assets in the particular type of investment suggested by its name.

With respect to interpretations of the SEC or its staff described in fundamental restriction number 2 and number 3 above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act, which prohibits mutual funds from issuing senior securities. Under the 1940 Act, a mutual fund may borrow from a bank, provided that immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings; or from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. However, rather than rigidly deeming all such practices outside of bank borrowing as impermissible forms of issuing a “senior security” under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of “covering” fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

BOARD OF TRUSTEES OF THE TRUST

The Board of the Trust consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Management Agreement with the Adviser or Subadvisory Agreement with the Sub-Adviser, the Board or its designee may meet with the Adviser, as appropriate, to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund or Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Independent Trustees

The address of each trustee is c/o Pacific Global ETF Trust, 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660.  Each trustee serves for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents.

Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
Robert J. Blattenberg, 1950 Trustee	Since 2018	Consultant, Ringler Associates (April 2016 — Present); Chief Executive Officer, Ringler Associates (February 1983 — April 2016)	4	None
D. Robinson Cluck, 1956 Trustee	Since 2018	Chairman, Canterbury Consulting (December 1988 — Present)	4	Trustee, UCI Foundation (2014 — Present)
John C. Siciliano 1954 Trustee	Since, 2018	Chairman, Avondale Strategies, LLC (May 2019 — Present); Senior Managing Director, PwC Advisory, LLC (September 2012 — May 2019)	4	Director, Sabre Corporation (2019 — Present)

Interested Trustees and Officers

The address of each trustee is c/o Pacific Global ETF Trust, 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660.  Each trustee serves for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents.

Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
Kevin R. Byrne, 1955 Trustee and Chair	Since 2018	Chief Executive Officer, Pacific Global Asset Management (November 2018 — Present); Senior Vice President, Pacific Life Insurance Company (August 2012 — November 2018)	4	None
Sharon A. Cheever, 1955 Trustee	Since 2018	Senior Vice President and General Counsel, Pacific Global Asset Management LLC (August 2012 — President); Senior Vice President and General Counsel, Cadence Capital Management LLC (July 2016 — August 2016); Senior Vice President and General Counsel, Pacific Life Fund Advisors LLC (January 2008 — October 2015); Senior Vice President and General Counsel, Pacific Private Fund Advisors LLC (August 2013 — March 2015)	4	None

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

The address for each officer is c/o Pacific Global ETF Trust, 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660.  Each officer of serves for a one year term or until their successors are elected and qualified.

Officer’s Name, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During The Past Five Years
Joshua B. Schwab, 1981	Vice President, Treasurer and Chief Financial Officer	Since 2018

Assistant Vice President, Pacific Global Asset Management LLC (2015 — Present); Assistant Vice President, Pacific Life Insurance Company, (2015 — Present); Associate Vice President, Pacific Alternative Asset Management Company, LLC (2007 — 2015)

Jane M. Guon, 1964	Vice President and Secretary	Since 2018	Vice President and Secretary, Pacific Life Insurance Company (2011 — Present)
Carol E. Rumsey, 1960	Vice President and Chief Compliance Officer	Since 2018

Chief Compliance Officer, Pacific Private Fund Advisors LLC (2014 — Present); Chief Compliance Officer, Pacific Global Asset Management LLC (2013 — Present); Chief Compliance Officer, Pacific Asset Management (2013 — Present); Assistant Vice President, Pacific Life Insurance Company (1991 — Present)

Michael J. Skillman, 1963	Chief Executive Officer and President	Since 2018	CEO & Managing Director, Cadence Capital Management LLC (2004 — Present); Vice President, Pacific Life Insurance Company (2016 — Present)
Anthony J. Dufault, 1971	Vice President	Since 2018	Assistant Vice President, Pacific Global Asset Management LLC, (2018 — Present); Assistant Vice President, Pacific Life Insurance Company (2007 — Present)
Joseph G. Lallande, 1970	Vice President and Assistant Secretary	Since 2018	AVP & Counsel, Pacific Life Insurance Company (2010 — Present)

Board Committees

The Board has an Audit Committee consisting of the three Trustees who are Independent Trustees. Mr. John Siciliano currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mr. Siciliano, an Independent Trustee, is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

The Board also has a Nominating Committee consisting of the three Trustees who are Independent Trustees. D. Robinson Cluck, an Independent Trustee, is the Chairman of the Nominating Committee. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

As of the date of this SAI, the officers and Trustees of the Trust, in the aggregate, do not own any shares of the Fund.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (as of December 31, 2018)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2018)
Robert J. Blattenberg	None	None
Kevin R. Byrne	None	None
Sharon A. Cheever	None	None
D. Robinson Cluck	None	None
John C. Siciliano	None	None

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or Foreside Fund Services, LLC (“Distributor”), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Remuneration of Trustees

Each current Independent Trustee is paid an annual retainer of $10,000 for his or her services as a Board member to the Trust, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

Annual Trustee fees may be reviewed periodically and changed by the Board.

Both the Fund and the Trust are new and thus information about the compensation paid to the Trustees by the Trust for its most recent fiscal year is not available.

Limitation of Trustees’ Liability

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

Investment Adviser

Pacific Global Advisor LLC acts as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Management Agreement”) and, pursuant to the Management Agreement, is responsible for the day-to-day investment management of the Fund. The Adviser is wholly-owned by Pacific Global Asset

Management LLC, a wholly owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). Pacific Life is an indirect wholly-owned subsidiary of Pacific Mutual Holding Company, a mutual insurance holding company and ultimate parent company of the Pacific Life group of companies.

Subject to the general oversight of the Board, the Adviser provides or causes to be furnished all supervisory and other services reasonably necessary for the operation of the Fund, including overseeing the Sub-Adviser, audit, portfolio accounting, legal, transfer agency, custody, printing costs, certain administrative services (provided pursuant to a separate administration agreement), certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) and investment management and investment advisory services (provided pursuant to the Management Agreement) under what is essentially an all-in fee structure. The Fund bears other expenses which are not covered under the Management Agreement that may vary and will affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, certain custody expenses and extraordinary expenses (such as litigation and indemnification expenses).

The Fund pays the Adviser a unified fee (“Management Fee”) under the Management Agreement in return for providing investment management, investment advisory and supervisory services and for being obligated to pay certain Fund expenses discussed above. The Adviser is paid a monthly Management Fee at an annual rate of 0.68% of the average daily net assets of the Fund. Under a unitary fee structure, the Adviser is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Adviser may from time to time waive all or a portion of its Management Fee. Fee waivers and subsidies will increase the Fund’s total return. These voluntary waivers may be terminated at any time without notice. To the extent that the Adviser agrees to waive its fee, it may enter into a relationship agreement with the Sub-Adviser to share the economic impact of the fee waiver or expense subsidy.

Pursuant to the Management Agreement, and subject to the Board’s approval, the Adviser is authorized to delegate the day-to-day management of the Fund’s investment program. The Adviser has appointed Pacific Asset Management as the sub-adviser (“Sub-Adviser”) to manage the Fund’s investment program. The Adviser oversees and monitors the nature and quality of the services provided by the Sub-Adviser, including investment performance and execution of investment strategies. The Adviser performs compliance monitoring services to help the Fund maintain compliance with applicable laws and regulations and provides services related to, among others, the valuation of Fund securities, risk management and oversight of trade execution and brokerage services.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreements for the Fund will be available in the Fund’s semi-annual report to shareholders in February 2020.

Pursuant to the Management Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Management Agreement is terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Sub-Adviser

Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management, located at 840 Newport Center Drive, Newport Beach, California 92660, serves as sub-adviser to the Fund. As of September 30, 2019, the Sub-Adviser had approximately $12.1 billion in assets under management.

The Sub-Adviser provides advisory services to registered investment companies, private domestic and offshore pooled investment vehicles and institutional accounts. The Sub-Adviser is a direct subsidiary of Pacific Life Insurance Company and an affiliate of the Adviser.

The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio pursuant to a subadvisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (“Subadvisory Agreement”).

The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In that regard, the Sub-Adviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the Sub-Adviser, subject to the supervision of the Adviser, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objectives, policies and restrictions. The Sub-Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Adviser continues to have responsibility for all investment advisory services provided to the Fund pursuant to the Management Agreement and supervises the Sub-Adviser’s performance of such services.

The Subadvisory Agreement may be terminated by the Fund, the Adviser or the Sub-Adviser upon 60 days written notice. The Subadvisory Agreement will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Other Accounts Managed by the Portfolio Managers

Name of Portfolio Manager	Other Accounts Managed (As of September 30, 2019)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Bob Boyd	Registered investment companies	2	$ 1,290,448,336	0	0
	Other pooled investment vehicles	1	$ 25,104,948	1	$ 25,104,948
	Other accounts	3	$ 1,249,764,372	2	$ 996,369,325
Michael Marzouk	Registered investment companies	7	$6,024,093,544	0	0
	Other pooled investment vehicles	1	$1,015,840,357	0	0
	Other accounts	6	$1,798,026,725	2	$ 996,369,325

Portfolio Manager Compensation

The portfolio managers are compensated by the Sub-Adviser. Each portfolio manager’s compensation consists of a fixed annual base salary and a share of the firm’s profits. Compensation of the portfolio managers is not tied directly to the Fund’s performance or assets under management.

Portfolio Manager Share Ownership

As of the date of this SAI, the Portfolio Managers did not beneficially own shares of the Fund.

Conflicts of Interest

A conflict of interest may arise as a result of the Portfolio Managers being responsible for multiple accounts, including the Fund that may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund or the other account. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indices as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. The Portfolio Managers may be responsible for accounts that have different advisory fee schedules, such as performance-based fees, which may create an incentive for the Portfolio Managers to favor one account over another in terms of access to investment opportunities or the allocation of the Portfolio Managers’ time and resources. The Portfolio Managers may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the Portfolio Managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Sub-Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

Custodian

U.S. Bank, N.A. (the “Custodian”), located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Fund pursuant to a custody agreement between the Trust, on behalf of the Fund, and the Custodian. In that capacity, the Custodian holds the Fund’s assets.

Transfer Agent and Administrator

U.S. Bancorp Fund Services, LLC (the “Administrator”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund’s transfer agent pursuant to a transfer agent servicing agreement. In addition, the Administrator provides various accounting services to the Fund pursuant to the fund accounting servicing agreement. The Trust and the Administrator have entered into the fund administration servicing agreement (“Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from the Administrator’s refusal or failure to comply with the terms of the Administration Agreement or from the Administrator’s bad faith, negligence, or willful misconduct in the performance of its duties under the Administration Agreement.

Distributor

Foreside Fund Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the distributor of Creation Units for the Trust on an agency basis.  The Trust has entered into a Distribution Agreement with the Distributor (“Distribution Agreement”), under which the Distributor, as agent, reviews and approves orders by Authorized Participants to create and redeem shares in Creation Units. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust, the Fund or its shareholders.

The Distributor may also enter into agreements with securities dealers (“Dealers”) who will assist in the distribution of Shares. The Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an Authorized Participant (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Adviser or its affiliates, out of its own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares. Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive.

Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

Counsel

Thompson Hine LLP is counsel to the Trust, including the Fund and the Trustees that are not interested persons of the Trust, as that term is defined in the 1940 Act.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as the Trust’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, the Adviser, Administrator, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090.

CODE OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust and the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-(866) 933-2398 or on the Fund’s website, and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Sub-Adviser’s proxy voting policies and procedures, which are set forth in Appendix B to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available by writing to the Trust, c/o Foreside Fund Services, LLC at 3 Canal Plaza, Suite 100, Portland, ME 04101. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.  The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “—Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Sub-Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed the Fund’s portfolio transactions in connection with such orders.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Sub-Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

In certain instances, the Sub-Adviser may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund are concerned, in other cases it could be beneficial to the Fund. Transactions effected by Sub-Adviser or the other affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Sub-Adviser manages or advises. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. The Sub-

Adviser may deal, trade and invest for its own account in the types of securities in which the Fund may invest. The Sub-Adviser may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year.  High turnover rates may result in comparatively greater brokerage expenses.

As permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser an amount of disclosed commission or spread (sometimes called “soft dollars”) for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that the commission is reasonable given the brokerage and/or research services provided by the broker-dealer.

In selecting broker-dealers that provide research or brokerage services that are paid for with soft dollars, potential conflicts of interest may arise between the Adviser and the Trust because the Adviser does not produce or pay for these research or brokerage services, but rather uses brokerage commissions generated by Fund transactions to pay for them. In addition, the Adviser may have an incentive to select a broker-dealer based upon the broker-dealer’s research or brokerage services instead of the broker-dealer’s ability to achieve best execution.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are listed on an Exchange and will trade in the secondary market at prices that may differ to some degree from its NAV. The Exchanges may but are not required to remove the Shares of the Fund from listing if: (1) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of the Underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, an Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

As in the case of other securities traded on an Exchange, brokers’ commissions on transactions are based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price of the Shares on an Exchange is approximately consistent with the current NAV on a per Share basis, every 15 seconds throughout the Exchange’s regular trading hours, an estimated intra-day NAV is calculated and disseminated in accordance with the relevant listing standards of the Exchange. The Fund is not involved in or responsible for the calculation or dissemination of the intra-day NAV and makes no warranty as to its accuracy.

An intra-day NAV is based on a securities component and a cash component (or an all cash amount) that comprises that day’s Creation Deposit (as defined below), as disseminated prior to that Business Day’s commencement of trading.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Fund will issue and sell Shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

The consideration for purchase of a Creation Unit of the Fund generally consists of Deposit Cash.  The Fund may permit or require the in-kind deposit of Deposit Securities per each Creation Unit, constituting all or a portion of the Fund Deposit, computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (included in the term “Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the Fund Deposit, which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern Time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m. Eastern Time or such earlier time as may be designated by the Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.” In all circumstances, any early cut-off time will be after: (1) the NAV is calculated for the day prior to the Order Placement Date and (2) the portfolio holdings or basket information is published on the Order Placement Date.

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the

Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Fund Deposit as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the

Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases.

The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund is $500, regardless of the number of Creation Units created in the transaction. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. Except upon liquidation of the Fund, the Trust will not redeem shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee

A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund is $500 regardless of the number of Creation Units redeemed in the transaction. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures

In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for the Fund. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

DETERMINATION OF NET ASSET VALUE

NAV for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s pricing procedures require the Valuation Committee to determine a security’s fair value. In determining such value the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators. In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Distributions.”

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least semi-annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund will elect and intends to qualify each year to be treated as a separate RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

It may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying the Diversification Requirement. The Fund’s efforts to satisfy the Diversification Requirement may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to represent the Index using a sampling strategy, if such a strategy is used at any point, may cause it inadvertently to fail to satisfy the Diversification Requirement.

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders — Distributions

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.

Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.

Qualified dividend income includes, in general and subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 70% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders — Sale of Shares

A sale, redemption, or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders

Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and shareholders are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and with respect to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements

Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

State Tax

In those states that have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Permitted Investments” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options and forward contracts) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC Investments. The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Securities Lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Investment in Certain ETPs and Certain Direct Fund Investments

The Fund may invest in ETPs that are taxable as RICs under the Internal Revenue Code. Any income the Fund receives from such ETPs should be qualifying income for purposes of the 90% Test. The Fund may also invest in one or more ETPs that are not taxable as RICs under the Internal Revenue Code and that may generate non-qualifying income for purposes of the 90% Test. Similarly, the Fund may make certain direct investments that may produce non-qualifying income for purposes of the 90% Test. Each Fund’s Sub-Advisor and Advisor anticipate monitoring investments that may produce non-qualifying income to ensure that the Fund satisfies the 90% Test. Nevertheless, non-qualifying income of the Fund may be more than anticipated, the Fund may be unable to generate qualifying income at levels sufficient to ensure it satisfies the 90% Test, or the Fund might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. In any such case, the Fund could fail the 90% Test and, if the relief provisions discussed above are unavailable, fail to qualify as a RIC.

The Fund may invest in ETPs that are structured in a manner that causes income, gains, losses, credits and deductions of the ETPs to be taken into account for U.S. federal income tax purposes by those Funds whether or not any distributions are made from the ETPs to those Funds. Thus, the Fund may be required to take into account income or gains in a taxable year without receiving any cash and may have to sell assets to distribute such income or gains. Those sales will generally result in additional taxable gain or loss and may occur at a time when the Fund’s Sub-Advisor or Advisor would not otherwise have chosen to sell such securities.

Options, Swaps and Other Complex Securities.  The Funds and certain of the ETPs in which the Fund invest may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’ (and certain ETPs’) ability to qualify as a RIC, affect whether gains and losses recognized by the Fund or ETPs are treated as ordinary income or long-term or short-term capital gain, accelerate the recognition of income to the Fund or ETPs and/or defer the Fund’s or ETPs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund.

Certain derivative investment by the Funds, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the “90% Test” described above,

which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the “Asset Test” with respect to such derivatives.

With respect to any investments in STRIPS, Treasury Receipts, other zero coupon, payment-in-kind, and similar securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund or an ETP will generally be required to include as part of its current income the imputed interest on such obligations even though the Fund or ETP has not received any interest payments on such obligations during that period.

Because each Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss and may affect the amount and timing of distributions from the Fund.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Funds and certain ETPs may be required for federal income tax purposes to mark-to-market and recognize as income and loss for each taxable year their net unrealized gains and losses on certain futures contracts and options as of the end of the year as well as those actually realized during the year. Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate as investments at a time when the investment advisor might not otherwise have chosen to do so.

In general, for purposes of the 90% Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Internal Revenue Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Fund may invest in certain MLPs which may be treated as “qualified publicly traded partnerships.” Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but the Fund’s investment in one or more of such “qualified publicly traded partnerships” is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Funds will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Funds may invest in will deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

REITs in which the Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Any transactions in foreign currencies and forward foreign currency contracts will be subject to provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund or an ETP (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income by the Fund or an ETP and may defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to the Fund’s shareholders. These provisions also may require the Fund or an ETP to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund or ETP to recognize income without receiving cash with which to make distributions in amounts necessary to facilitate satisfaction of the distribution requirements for avoiding the income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% Test described above if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one or more of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders, (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund, or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund may have to distribute to its shareholders certain “phantom” income and gains such Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the excise tax. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Short Sales

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale by the Fund is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, the gains on short sales are generally treated as short-term capital gains. These rules may also affect the holding period of “substantially identical property” held by the Fund. Moreover, the Fund’s loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

CAPITAL STOCK

The Trust currently is comprised of two investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Fund vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other Fund, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

SHAREHOLDER REPORTS

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust at c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101.

FINANCIAL STATEMENTS

The Fund has not yet commenced investment operations and, therefore, has no financial statements. In the future, you will be able to obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling 1-866-933-2398 during normal business hours.

DISCLAIMERS

Shares of the Trust are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

APPENDIX B: PACIFIC ASSET MANAGEMENT PROXY VOTING POLICIES

PACIFIC ASSET MANAGEMENT

COMPLIANCE POLICIES AND PROCEDURES

PROXY VOTING

Summary

Investment advisers are required to implement policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, PAM’s proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in applicable Department of Labor guidance.

PAM’s authority to vote proxies for clients is established by the Investment Management Agreement “IMA” or comparable documents. PAM manages fixed income strategies; therefore the volume of proxies is relatively low.

Policy

PAM generally follows the voting guidelines included in this Policy; however each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the IMA or comparable document, and all other relevant facts and circumstances at the time of the vote to ensure that proxies are voted in the best interest of clients.

Conflicts of Interest

PAM takes reasonable measures to identify the existence of any material conflicts of interest related to voting proxies. A potential conflict of interest may exist when PAM votes a proxy for an issuer with whom:

•                  PAM maintains a material business relationship

•                  PAM Senior Management or Portfolio Manager(s) maintain a personal relationship

Conflicts based on material business relationships or dealings with affiliates of PAM will only be considered to the extent that PAM has actual knowledge of such material business relationships. PAM employees are periodically reminded of their obligation to be aware of the potential for conflicts of interest with respect to voting proxies both as a result of business or personal relationships and to bring potential and actual conflicts of interest to the attention of the PAM CCO. Additionally, officers of PAM, including the Portfolio Managers and Senior Managing Directors, are required to complete an annual conflicts of interest statement to self-report certain activities, relationships and personal interests that may create, or appear to create and actual or potential conflict of interest. PAM will not vote proxies relating to such issuers identified as being involved in a potential conflict of interest until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented. When a material conflict of interest exists, PAM will choose among the following options to eliminate such conflict:

•                  Vote in accordance with the Voting Guidelines, if the voting scenario is covered in the Voting Guidelines and involves little or no discretion;

•                  If possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict;

•                  If practical, notify affected clients of the conflict of interest and seek a waiver of the conflict for the proxy to be voted;

•                  If agreed upon in writing with the client, forward the proxies to the affected client or their designee and allow the client or their designee to vote the proxies.

The resolution of all potential and actual material conflicts of interest issues is documented in order to demonstrate that PAM acted in the best interest of its clients.

Abstaining from Proxy Voting

There are times when PAM may choose to abstain from voting a proxy because the cost of voting the proxy is believed to outweigh the expected benefit to the client. PAM may abstain or refrain from voting a proxy under certain circumstances. These include:

•                  When the cost of voting the proxy outweighs the benefits or is otherwise impractical;

•                  International constraints for timing and meeting deadlines; and

•                  Restrictions on foreign securities including shareblocking (restrictions on the sale of securities for a period of time in proximity to the shareholder meeting)

Any proxies that PAM chooses not to vote will be documented along with the rationale prior to the date of the shareholder’s meeting for that particular proxy.

Client Instruction

Under certain circumstances a client may delegate proxy voting authority to PAM and provide PAM with specific voting instructions. The IMA must reflect the terms and conditions of the arrangement. As agreed to in the IMA, PAM will vote in accordance with the Client’s specific instructions which may or may not align with the policy. Clients should be aware that providing specific instructions to PAM may result in voting that may be contrary to how PAM would have voted using the Voting Guidelines or their own analysis.

Differences in Proxy Vote Determinations

PAM may determine that specific circumstances require that proxies be voted differently among accounts due to the accounts’ Investments Guidelines or other distinguishing factors. PAM may from time to time reach contrasting but equally valid views on how best to maximize economic value in respect to a particular investment. This may result in situations in which a client is invested in portfolios with dissimilar proxy outcomes. In those situations, the other portfolios may be invested in strategies having distinctive investment objectives, investment styles or investment professionals. However, PAM generally votes consistently on the same matter when securities of an issuer are held by multiple Client Accounts. Any differences among proxies for other portfolios will be reviewed, approved and documented by senior management and PAM CCO prior to the vote being cast.

Client Disclosure and Availability of Proxy Voting Policies and Procedures

PAM provides a copy of its proxy voting policy and procedures to clients upon request. Clients can obtain information on how proxies were voted for their account upon request. Compliance provides proxy filing information to the advisors of 40 Act Accounts as requested for the purpose of filing proxy information annually with the SEC.

Voting Guidelines

Proxy proposals generally fall into one of the three following categories: routine business matters, social issues, and business proposals.

•                  Routine business matters are defined as those which do not change the structure, by-laws, or operations of the corporation. PAM generally votes with the recommendations of a company’s Board of Directors on routine business matters that are standard or non-controversial and will generally vote for proposals that are reflective of reasonable and equitable corporate standards.

•                  Social issues appear in proxy proposals that attempt to deal with activities of social conscience. Shareholders’ groups sometimes submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent. As a fiduciary, PAM must serve exclusively the financial interests of its clients. PAM will support management in areas where acceptable efforts are made on behalf of special interest of social conscience, which are not detrimental to clients. PAM believes the burden of social responsibility rests with management.

•                  Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. PAM will vote in favor of business proposals as long as the client position or value is either preserved or enhanced.

Procedures

All proxies are sent to the appropriate PAM Portfolio Manager or analyst responsible for the security held in a Client Account for their review and recommendation. They research the implications of proxy proposals and make voting recommendations specific for each account that holds the related security. PAM uses information gathered from research, company management, PAM Portfolio Managers and outside shareholder groups to reach voting decisions. In determining how to vote proxy issues, PAM votes proxies in a manner intended to protect and enhance the economic value of the securities held in Client Accounts.

Proxies in certain Client Accounts are voted using a proxy management system called ProxyEdge. ProxyEdge is used exclusively to assist with the administrative processes for proxy voting such as tracking and management of proxy records, vote execution, reporting, and auditing. ProxyEdge generates a variety of reports and makes available various other types of information to assist in the review and monitoring of votes cast. The holdings in certain Client Accounts are electronically sent to the ProxyEdge system automatically by the custodians to ensure that PAM is voting the most current share position for clients. Once Compliance receives email notification from ProxyEdge that there are proxies in the system to be voted, a ballot is created as a distributable unmarked ballot and sent via email to the respective Portfolio Managers for their vote selection. The Portfolio Managers respond with their selections. Compliance has the responsibility to vote the proxies according to the Portfolio Manager selections. Once voted, an email is sent via ProxyEdge to the client, Client Account Custodian or third party as defined in the IMA confirming that Client Account proxies have been voted. An email is received from ProxyEdge confirming the vote was submitted. For those Client Accounts not on the ProxyEdge system, all custodian banks and trustees are notified of their responsibility to forward to Compliance all proxy materials.

When Compliance is notified of an upcoming proxy for the accounts on ProxyEdge, the proxy material is verified to have been received for the accounts not on ProxyEdge as well. If an expected proxy is not received by the voting deadline, Compliance will direct the custodian or trustee to vote in accordance with PAM’s instructions. The final authority and responsibility for proxy voting remains with PAM.

Oversight Controls

PAM Compliance reviews the proxy votes casted to make sure PAM is following the proxy voting policies and procedures by:

•                  Reviewing no less than annually the adequacy of the proxy voting policies and procedures to make sure that they have been implemented effectively, including whether the policies continue to be reasonably designed to ensure that proxies are voted in the best interests of clients.

Cross Reference / Source

•                  Rule 206(4)-6 of the Advisors Act

•                  Fiduciary Duty

•                  Contractual Requirements

•                  Department of Labor Interpretive Bulletin 2008-2, 29 C.F.R. 2509.08-2 (Oct. 17, 2008)

Last Updated

September 22, 2017

PART C

Other Information

ITEM 15.  Indemnification

Pursuant to Section to section 6.1 of the Agreement and Declaration of Trust (the “Declaration”) of Pacific Global ETF Trust (the “Trust”), every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  Exhibits

(1)                     Agreement and Declaration of Trust of the Registrant, incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File No. 333-227097, filed August 29, 2018, accession number 0001104659-18-054109.

(2)                     By-Laws of the Registrant, incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File No. 333-227097, filed August 29, 2018, accession number 0001104659-18-054109.

(3)                     None.

(4)                     Agreement and Plan of Reorganization is incorporated by reference to Appendix A of Part A.

(5)                     Instruments Defining Rights of Security Holders. See Articles IV, VI, VII, and VIII of the Registrant’s Agreement and Declaration of Trust and Article V of the Registrant’s By-Laws, which exhibits are incorporated herein by reference.

(6)                     (i) Management Agreement between the Registrant and Pacific Global Advisors LLC (the “Adviser”), incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File No. 333-227097, filed December 11, 2018, accession number 0001104659-18-072400.

(ii)  First Amendment to the Management Agreement between the Registrant and the Adviser, incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File No. 333-227097, filed October 23, 2019, accession number 0001104659-19-055717.

(iii)  Second Amendment to the Management Agreement between the Registrant and the Adviser is filed herewith.

(iv) Investment Sub-Advisory Agreement between the Adviser and Pacific Asset Management, incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File No. 333-227097, filed October 23, 2019, accession number 0001104659-19-055717.

(v)  First Amendment to the Investment Sub-Advisory Agreement between the Adviser and Pacific Asset Management is filed herewith.

(7)                     (i) Distribution Agreement between the Registrant and Foreside Fund Services, LLC, incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File No. 333-227097, filed December 11, 2018, accession number 0001104659-18-072400.

(ii) First Amendment to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC, incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File No. 333-227097, filed October 28, 2019, accession number 0001104659-19-056857.

(8)                     None.

(9)                     (i) Custody Agreement between Registrant and U.S. Bank National Association, incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File No. 333-227097, filed February 6, 2019, accession number 0001104659-19-005914.

(ii) First Amendment to the Custody Agreement between the Registrant and U.S. Bank National Association, incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File No. 333-227097, filed October 23, 2019, accession number 0001104659-19-055717.

(10)              (i) Distribution and Service Plan, incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File No. 333-227097, filed December 11, 2018, accession number 0001104659-18-072400.

(ii) First Amendment to the Distribution and Service Plan is filed herewith.

(11)              Opinion and Consent of Counsel is filed herewith.

(12)              Form of Tax Opinion and Consent of Counsel is filed herewith.

(13)              None.

(14)              (i) Letter of Consent from Tait, Weller & Baker LLP is filed herewith.

(15)              None.

(16)              Powers of Attorney, incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File No. 333-227097, filed February 1, 2019, accession number 0001104659-19-005066.

(17)              None.

ITEM 17.  Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newport Beach and State of California, on the 7th day of November, 2019.

Pacific Global ETF Trust
(Registrant)

By:	/s/ Michael Skillman
Name:	Michael Skillman
Title:	President and CEO

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Skillman	President and Chief Executive Officer	November 7, 2019
Michael Skillman

/s/ Kevin Byrne	Trustee and Chairman of the Board	November 7, 2019
Kevin Byrne

/s/ Sharon Cheever	Trustee	November 7, 2019
Sharon Cheever

/s/ D. Robinson Cluck	Trustee	November 7, 2019
D. Robinson Cluck

/s/ Robert J. Blattenberg	Trustee	November 7, 2019
Robert J. Blattenberg

/s/ John C. Siciliano	Trustee	November 7, 2019
John C. Siciliano

/s/ Joshua Schwab	Treasurer and Principal Financial Officer	November 7, 2019
Joshua Schwab

Exhibit Index

(6)(iii)	Second Amendment to the Management Agreement between the Registrant and the Adviser
(6)(v)	First Amendment to the Sub-Advisory Agreement between the Adviser and Pacific Asset Management
(10)(ii)	First Amendment to the Distribution and Service Plan
(11)	Opinion and Consent of Counsel
(12)	Form of Tax Opinion and Consent of Counsel
(14)(i)	Letter of Consent from Tait, Weller & Baker LLP